                             THE VANTAGEPOINT FUNDS
                                   PROSPECTUS

                                  MAY 1, 2002

The Vantagepoint Funds is a no-load diversified open-end management investment company. The Vantagepoint Funds operates as a "series" investment company offering nineteen distinct investment portfolios (the "Funds"), with each Fund having different investment objectives.

This prospectus gives you information about the Vantagepoint Funds that you should know before investing. You should read this prospectus carefully and retain it for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           [VANTAGEPOINT FUNDS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY                                      1
  THE ACTIVELY MANAGED FUNDS                 1
  THE INDEX FUNDS                           10
  THE MODEL PORTFOLIO FUNDS                 15

FEE TABLES                                  22

INVESTMENT OBJECTIVES, INVESTMENT
  POLICIES, PRINCIPAL INVESTMENT
  STRATEGIES, AND RELATED RISKS             26
  INVESTMENT OBJECTIVES AND POLICIES        26

RISKS OF INVESTING IN THE FUNDS             36
  INVESTMENT LIMITATIONS                    37

MANAGEMENT OF THE FUNDS                     37

SHAREHOLDER INFORMATION                     39
  SHARE ACCOUNTING FOR ALL FUNDS            39
  VALUATION OF THE FUNDS                    39
  REINVESTMENT OF EARNINGS                  39
  PRICING AND TIMING OF TRANSACTIONS        39
  REPORTING TO INVESTORS                    40

PURCHASES, EXCHANGES AND REDEMPTIONS        40
  PURCHASES                                 40
  PURCHASES--VANTAGEPOINT ELITE             40
  PURCHASES BY EMPLOYEE BENEFIT PLANS       41
  EXCHANGES AND ALLOCATIONS AMONG
    FUNDS                                   41
  EXCHANGES--VANTAGEPOINT ELITE             41
  EXCHANGES BY TELEPHONE                    42
  MORE INFORMATION ABOUT EXCHANGES AND
    TRANSFERS                               42
  VANTAGELINE                               42
  VANTAGELINK                               42
  PURCHASES BY IRA INVESTORS                43
  REDEMPTIONS                               43
  REDEMPTIONS--VANTAGEPOINT ELITE           43
  DISTRIBUTION ARRANGEMENTS                 43

TAXATION                                    44

FINANCIAL HIGHLIGHTS                        45

SUMMARY--INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

A summary of the investment objectives, principal investment strategies (including the types of securities held in each Fund) and principal risks of investing in the Funds is set forth below.

COMMON RISKS--To varying degrees, all of the Funds entail the risk that an investor may lose money. Each of the Funds, except the Money Market, US Government Securities, Core Bond Index and Income Preservation Funds, invest a percentage of its assets in varying degrees in common stocks (or an underlying Fund that invests in common stocks) and are subject to all of the general market risks of investing in the stock market. Stock market performance tends to run in cycles with periods of rising prices and periods of generally falling prices.

The Money Market, Income Preservation, US Government Securities, Core Bond Index, Asset Allocation and all of the Model Portfolio Funds, except the All-Equity Growth Fund, invest at least partially in fixed income securities (or in underlying Funds that invest in fixed income securities) and are subject to interest rate and credit risk to varying degrees.

Please see "Risks of Investing in the Funds" for more information about these risks.

PERFORMANCE--The Vantagepoint Funds have the same investment objectives, and are operated in substantially the same fashion, as certain funds that were previously offered through the ICMA Retirement Trust (now known as "VantageTrust") (the "Trust"), an unregistered commingled fund that holds and invests the assets of public sector retirement plans. Substantially all of the portfolio securities of each of the Vantagepoint Funds were transferred from the corresponding fund of the Trust. Performance figures set forth in this prospectus for any period prior to these transfers represent performance of the unregistered commingled trust funds.

THE ACTIVELY MANAGED FUNDS
--------------------------------------------------------------------------------

Money Market Fund

INVESTMENT OBJECTIVE--To seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00.

PRINCIPAL INVESTMENT STRATEGY--To invest 100% of assets in the Short-Term Investments Co. Liquid Assets Portfolio, which invests in high-quality, short-term money market instruments and is advised by AIM Advisors, Inc.

PRINCIPAL RISK--An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will be able to maintain a constant net asset value ("NAV") per share of $1.00.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This bar chart shows changes in the performance of the Money Market Fund from year to year.

[MONEY MARKET FUND BAR GRAPH]

2000                                                            6.05%
2001                                                            3.70%

 BEST QUARTER        WORST QUARTER
    1.55%                0.50%
(3RD QTR 2000)      (4TH QTR 2001)

                               PERFORMANCE TABLE

                                                    SINCE
                SHARES                   1 YEAR   INCEPTION
                ------                   ------   ---------
Money Market Fund                        3.70%      4.83%
30-day T-Bills                           3.83%      4.82%

The Fund's 7-day yield on 12/31/01 was 1.48%. Please call 1-800-669-7400 for the Fund's current yield.

Income Preservation Fund

INVESTMENT OBJECTIVE--To offer a high level of current income consistent with preserving principal and seeking to maintain a stable net asset value per share.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in high-quality short- and intermediate-term fixed income securities. To preserve capital and stabilize the Fund's NAV, the Fund will enter into wrapper agreements issued by financial institutions. These agreements permit book value accounting for the securities and offset daily market value fluctuations. This strategy is expected to produce a higher rate of return than a money market fund.

PRINCIPAL RISKS--The Fund is primarily subject to interest rate risk, (defined under "Risks of Investing in the Funds") as well as the risk that the wrapper agreements it purchases will fail to limit fluctuations in the Fund's NAV.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrates the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

[INCOME PRESERVATION FUND BAR CHART]

2001                                                            5.18%

 BEST QUARTER        WORST QUARTER
    1.40%                1.15%
(2ND QTR 2001)      (4TH QTR 2001)

                               PERFORMANCE TABLE

                                                       SINCE
                                            1 YEAR   INCEPTION*
                                            ------   ----------
Income Preservation Fund
 (Return before taxes)                      5.18%      5.25%
 Return after taxes on distributions        2.56%      2.64%
 Return after taxes on distributions and
   sale of fund shares                      3.26%      2.97%
91-day T-Bills (Reflects no deductions for
 fees, expenses, or taxes)                  4.42%      4.60%
IBC First Tier Money Market Average
 (Reflects no deductions for fees,
 expenses, or taxes)                        3.90%      4.00%

 *December 4, 2000

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

US Government Securities Fund

INVESTMENT OBJECTIVE--To offer current income.

PRINCIPAL INVESTMENT STRATEGY--Strategies pursued by the Fund's subadviser include:

     - investing in U.S. Treasury, U.S. Government agency and U.S. Government agency sponsored securities, including mortgage pass-through securities.

     - investing in a diversified bond portfolio with an intermediate maturity focus.

PRINCIPAL RISKS--The Fund is primarily subject to interest rate risk (defined under "Risks of Investing in the Funds"). The US Government Securities Fund will experience the volatility of an intermediate-term (3-7 years) bond fund. The portion of the Fund's assets invested in mortgage pass-through securities is exposed to pre-payment risk, which is the risk that, in an environment of falling interest rates, mortgages will be paid off early. This requires the Fund to invest the proceeds of such repayments in lower-yielding instruments.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower. Prior to December 3, 2001, the Fund invested 65% of its assets in U.S. Treasury Securities and was known as the U.S. Treasury Securities Fund.

This bar chart shows changes in the performance of the US Government Securities Fund's shares from year to year.

[US GOVERNMENT SECURITIES FUND BAR CHART]

1993                                                                10.64%
1994                                                                -5.38%
1995                                                                18.06%
1996                                                                 1.69%
1997                                                                 8.70%
1998                                                                 9.70%
1999                                                                -2.67%
2000                                                                12.00%
2001                                                                 7.42%

 BEST QUARTER        WORST QUARTER
    6.25%               -3.46%
(3RD QTR 1998)      (1ST QTR 1994)

                               PERFORMANCE TABLE

                                                            SINCE
          SHARES             1 YEAR   3 YEARS   5 YEARS   INCEPTION*
          ------             ------   -------   -------   ----------
US Government Securities
 Fund (Return before taxes)  7.42%     5.40%     6.90%      6.60%*
 Returns before taxes
   (after 3/1/99)            7.42%       N/A       N/A      6.48%
 Return after taxes on
   distributions             5.55%       N/A       N/A      4.37%
 Return after taxes on
   distributions and sale
   of fund shares            4.49%       N/A       N/A      4.11%
Merrill Lynch 5-7 Year
 Treasury Index (Reflects
 no deductions for fees,
 expenses, or taxes)         7.98%     6.09%     7.59%      7.44%
Lehman Intermediate
 Government Bond Index
 (Reflects no deductions
 for fees, expenses, or
 taxes)**                    8.42%     6.38%     7.06%      6.70%

 * Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning July 1, 1992. After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.
   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

** The Fund's investment policies were changed on December 3, 2001. Prior to this date the Fund's returns were compared to the Merrill Lynch 5-7 Year Treasury Index. Going forward, as a result of these changes to its investment policies, the Lehman Intermediate Government Bond Index will be better suited for measuring the performance of the Fund.

Asset Allocation Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth at a lower level of risk than an all equity portfolio.

PRINCIPAL INVESTMENT STRATEGY--To tactically allocate among common stocks, bonds and short-term instruments. Under normal circumstances the Fund invests 40% to 70% of its assets in common stocks; however, the allowable equity allocation may range from 0-100% of Fund assets. The remainder of the Fund's assets will be invested in U.S. Treasury obligations and short-term instruments. Strategies pursued by the asset allocation subadviser focus on:

     - allocating among stocks, bonds and cash based on evaluations of stock market risk.
     - allocating among stocks, bonds and cash based on relative expected returns.

PRINCIPAL RISKS--The Fund is subject to stock market, interest rate and manager risk--the risk that the allocation strategy of the subadviser will fail to meet the Fund's objectives.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Asset Allocation Fund's shares from year to year.

[ASSET ALLOCATION FUND BAR CHART]

1992                                                            6.04%
1993                                                           10.19%
1994                                                           -1.71%
1995                                                           29.24%
1996                                                           15.74%
1997                                                           25.32%
1998                                                           22.42%
1999                                                            8.22%
2000                                                           -0.71%
2001                                                           -5.42%

 BEST QUARTER         WORST QUARTER
    12.61%               -9.44%
(4TH QTR 1998)       (1ST QTR 2001)

                               PERFORMANCE TABLE

                                                              10 YEARS/
                                                                SINCE
                               1 YEAR    3 YEARS   5 YEARS    INCEPTION*
                               -------   -------   -------   ----------
Asset Allocation Fund (Return
 before taxes)                  -5.42%    0.54%     9.29%      10.35%*
 Returns before taxes (after
   3/1/99)                      -5.42%      N/A       N/A       0.69%
 Return after taxes on
   distributions                -8.77%      N/A       N/A      -1.48%
 Return after taxes on
   distributions and sale of
   fund shares                  -1.27%      N/A       N/A      -0.01%
65/25/10 Index**                -5.89%    1.38%    10.03%      11.28%
91 Day Treasury Bill
 (Reflects no deductions for
 fees, expenses, or taxes)       4.42%    5.15%     5.20%       4.86%
Lehman Brothers Long Treasury
 Index (Reflects no
 deductions for fees,
 expenses, or taxes)             4.36%    4.65%     8.41%       8.53%
S&P 500 Index (Reflects no
 deductions for fees,
 expenses, or taxes)           -11.88%   -1.03%    10.70%      12.93%
Lipper Flexible Portfolio
 Fund Index (Reflects no
 deductions for fees,
 expenses, or taxes)            -7.21%    0.42%     6.89%       8.60%

  *Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning December 1, 1974. After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.
 **65% S&P 500 Index/25% Lehman Brothers Long Treasury Index/10% 91 day T-bills.

Equity Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth with consistency derived from dividend yield.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in dividend-paying common stocks of well- established companies. Strategies pursued by the Fund's subadvisers include:

     - investing in common stocks of companies that pay dividends at a relatively high level.
     - focusing on larger-capitalization companies.

     - investing in companies whose stocks are considered temporarily out of favor.

PRINCIPAL RISKS--While investment in the Fund involves risk, the Fund's emphasis on income should result in less volatility over the long-term than is associated with other types of common stock funds. As a result of the Fund's income focus, certain sectors and/or specific industries may be emphasized. As such, the Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than the general stock market.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Equity Income Fund's shares from year to year.

[EQUITY INCOME FUND BAR CHART]

1995                                                            35.35%
1996                                                            18.29%
1997                                                            33.97%
1998                                                            16.02%
1999                                                            -8.46%
2000                                                            17.56%
2001                                                             2.92%

 BEST QUARTER          WORST QUARTER
    12.86%                -10.40%
(2ND QTR 1997)        (3RD QTR 1999)

                               PERFORMANCE TABLE

                                                                 SINCE
                                1 YEAR    3 YEARS   5 YEARS    INCEPTION*
                                -------   -------   -------   ----------
Equity Income Fund (Return
 before taxes)                    2.92%    3.47%    11.48%      14.48%*
 Returns before taxes (after
   3/1/99)                        2.92%      N/A       N/A       5.19%
 Return after taxes on
   distributions                  1.06%      N/A       N/A       2.09%
 Return after taxes on
   distributions and sale of
   fund shares                    1.93%      N/A       N/A       3.29%
S&P/BARRA Value Index
 (Reflects no deductions for
 fees, expenses, or taxes)      -11.17%    1.83%     9.49%      13.68%
Lipper Equity Income Fund
 Index (Reflects no deductions
 for fees, expenses, or taxes)   -5.20%    2.00%     8.57%      11.79%

 *Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1994. After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth & Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in common stocks that offer the potential for capital appreciation and, secondarily, current income. Strategies pursued by the Fund's subadvisers include:

     - focusing on large-capitalization companies whose stocks offer potential for price appreciation because of undervaluation, earnings growth or both.
     - emphasizing stocks that may pay dividends.

PRINCIPAL RISKS--The Fund is subject to all of the general risks of investing in the stock market, notably the risk of price and earnings volatility over the short term.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth & Income Fund's shares from year to year.

[GROWTH & INCOME BAR CHART]

1999                                                           26.03%
2000                                                            4.21%
2001                                                           -4.77%

 BEST QUARTER        WORST QUARTER
    17.62%              -13.65%
(4TH QTR 1999)      (3RD QTR 2001)

                               PERFORMANCE TABLE

                                                     SINCE
                                1 YEAR    3 YEAR   INCEPTION*
                                -------   ------   ----------
Growth & Income Fund (Return
 before taxes)                   -4.77%    7.74%    15.49%
 Returns before taxes (after
   3/1/99)                       -4.77%      N/A     7.43%
 Return after taxes on
   distributions                 -5.30%      N/A     5.37%
 Return after taxes on
   distributions and sale of
   fund shares                   -2.73%      N/A     5.35%
S&P 500 Index (Reflects no
 deductions for fees,
 expenses, or taxes)            -11.88%   -1.03%     6.11%
Lipper Growth & Income Fund
 Index (Reflects no deductions
 for fees, expenses, or taxes)   -7.43%    1.30%     6.00%

* Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1998. After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.
  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in common stocks that are considered to have above-average potential for growth. Strategies pursued by the Fund's subadvisers include:

     - investing primarily in stocks of medium- to large-capitalization companies.
     - selecting stocks of companies with long-term growth characteristics.

PRINCIPAL RISKS--The Fund's investment in growth companies exposes it to a greater degree of price and earnings volatility over shorter time periods than the stock market as a whole.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth Fund's shares from year to year.

[GROWTH FUND BAR CHART]

1992                                                          -2.49%
1993                                                          11.62%
1994                                                          -3.72%
1995                                                          36.64%
1996                                                          21.61%
1997                                                          25.84%
1998                                                          19.84%
1999                                                          35.79%
2000                                                          -2.56%
2001                                                         -15.21%

 BEST QUARTER          WORST QUARTER
    27.72%                -20.60%
(4TH QTR 1998)        (3RD QTR 2001)

                               PERFORMANCE TABLE

                                                         10 YEARS/
                                                           SINCE
                           1 YEAR    3 YEARS   5 YEARS   INCEPTION*
                           -------   -------   -------   ----------
Growth Fund (Return
 before taxes)             -15.21%    3.91%    11.09%      11.41%*
 Return before taxes
   (after 3/1/99)          -15.21%      N/A       N/A       5.27%
 Return after taxes on
   distributions           -15.37%      N/A       N/A       2.43%
 Return after taxes on
   distributions and sale
   of fund shares           -9.13%      N/A       N/A       3.31%
Wilshire 5000 Total
 Market Index (Reflects
 no deductions for fees,
 expenses, or taxes)       -10.97%   -0.67%     9.70%      12.28%
Lipper Growth Fund Index
 (Reflects no deductions
 for fees, expenses, or
 taxes)                    -17.98%   -2.21%     8.52%      10.78%

*Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1983. After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Aggressive Opportunities Fund

INVESTMENT OBJECTIVE--To offer high long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in common stocks of small- to medium-capitalization companies that offer the opportunity for higher capital appreciation. Strategies pursued by the Fund's subadvisers include investing in:

     - companies expected to exhibit high earnings growth.
     - emerging growth companies.

PRINCIPAL RISKS--The Fund's investment in smaller companies may expose it to greater price volatility because of factors such as less-certain growth prospects and lower market liquidity.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Aggressive Opportunities Fund's shares from year to year.

[AGGRESSIVE OPPORTUNITIES FUND BAR CHART]

1995                                                               39.35%
1996                                                               25.50%
1997                                                               17.39%
1998                                                               12.17%
1999                                                               58.08%
2000                                                               -9.35%
2001                                                              -13.75%

 BEST QUARTER          WORST QUARTER
    39.89%                -20.60%
(4TH QTR 1999)        (3RD QTR 2001)

                               PERFORMANCE TABLE

                                                           SINCE
                           1 YEAR    3 YEARS   5 YEARS   INCEPTION*
                           -------   -------   -------   ----------
Aggressive Opportunities
 Fund (Return before
 taxes)                    -13.75%    7.32%    10.23%      16.29%*
 Return before taxes
   (after 3/1/99)          -13.75%      N/A       N/A       9.01%
 Return after taxes on
   distributions           -13.77%      N/A       N/A       6.47%
 Return after taxes on
   distributions and sale
   of fund shares           -8.37%      N/A       N/A       6.56%
Wilshire 4500 Index
 (Reflects no deductions
 for fees, expenses, or
 taxes)                     -9.30%    1.16%     7.16%      11.17%
Lipper Capital
 Appreciation Fund Index
 (Reflects no deductions
 for fees, expenses, or
 taxes)                    -15.91%    0.63%     7.96%      11.39%

*Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

International Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by country.

PRINCIPAL INVESTMENT STRATEGY--To invest primarily in the common stocks of companies headquartered outside of the United States. The Fund will invest at least 80% of its assets in foreign equity securities. The Fund may also invest a portion of its assets (20% or less) in bonds and domestic stocks. Strategies pursued by the Fund's subadvisers include investing in:

     - stocks with above-average potential for growth across all capitalization sizes.
     - stocks believed to be temporarily undervalued.

PRINCIPAL RISKS--The Fund is subject to the special risks of international investing. These include: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and brokers; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's economy. Also, the Fund may invest in less-developed markets where these risks can be more substantial.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the International Fund's shares from year to year.

[INTERNATIONAL FUND BAR CHART]

1995                                                             10.78%
1996                                                             16.47%
1997                                                              4.48%
1998                                                              4.96%
1999                                                             39.01%
2000                                                            -14.91%
2001                                                            -20.16%

 BEST QUARTER          WORST QUARTER
    21.28%                -15.76%
(4TH QTR 1999)        (3RD QTR 2001)

                               PERFORMANCE TABLE

                                                           SINCE
                           1 YEAR    3 YEARS   5 YEARS   INCEPTION*
                           -------   -------   -------   ----------
International Fund
 (Return before taxes)     -20.16%   -1.89%     0.70%       3.55%*
 Return before taxes
   (after 3/1/99)          -20.16%      N/A       N/A      -1.10%
 Return after taxes on
   distributions           -20.17%      N/A       N/A      -2.29%
 Return after taxes on
   distributions and sale
   of fund shares          -12.13%      N/A       N/A      -1.03%
MSCI EAFE Index            -21.21%   -4.79%     1.17%       3.08%
Lipper International Fund
 Index (Reflects no
 deductions for fees,
 expenses, or taxes)       -19.33%   -1.76%     2.76%       4.55%

*Shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

THE INDEX FUNDS
--------------------------------------------------------------------------------

The five Index Funds described below follow an indexed or "passively managed" approach to investing. This means that securities are selected to approximate the investment characteristics and performance of a specified benchmark, such as the S&P 500 Index.(1)

Unlike an actively managed portfolio, an index fund does not rely on a portfolio manager's ability to predict the performance of individual securities. An index fund simply seeks to parallel the performance of its benchmark. Additionally, index funds tend to have lower operating expenses than actively managed funds.

In order to take advantage of the economies of scale offered by a larger pool of assets, each Index Fund is structured as a "feeder" fund. A "feeder" fund seeks to achieve its investment objective by investing its assets in a "Master Portfolio" managed by Barclays Global Fund Advisors. Each Master Portfolio invests substantially all of its assets in securities in accordance with investment objectives, policies, and limitations that are substantially those of the applicable Index Fund. In other words, each Index Fund "feeds" shareholder investments into its corresponding Master Portfolio.

Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Index Funds, with the exception of the 500 Stock Index Fund, employ sampling techniques to approximate benchmark characteristics such as capitalization and industry weight using fewer securities than contained in the benchmark. Therefore, the performance of the Funds versus their respective benchmarks may deviate more than that of funds investing in all of the securities contained in a benchmark.

Performance of the Index Funds will differ from that of the underlying indexes for several reasons. First, fees are netted against Fund performance, while the indexes themselves bear no management fees, transaction costs, or other expenses. Second, due to sampling techniques used by all the Index Funds except the 500 Stock Index Fund, there will be tracking error, which may impact Fund performance positively or negatively. Third, the timing of cash flows into and out of the Funds will affect the ability to precisely track the underlying indexes.

The Master Portfolios maintain equity exposure for cash balances by purchasing appropriate futures contracts. Futures contracts are not used for leverage. The Master Portfolios seek to remain fully invested at all times, without significant cash balances.

Each Index Fund investing in a Master Portfolio reserves the right to change the Master Portfolio in which it invests when the Board of Directors believes it is in the best interests of the Fund's shareholders. The investment objective of each Index Fund is non-fundamental and therefore can be changed without shareholder approval.

Core Bond Index Fund

INVESTMENT OBJECTIVE--To offer current income by approximating the performance of the Lehman Brothers Aggregate Bond Index.

PRINCIPAL INVESTMENT STRATEGY--To invest in a sampling of bonds that is selected and weighted to result in investment characteristics comparable to those of the Lehman Brothers Aggregate Bond Index and performance that will correlate with the performance of that index.

PRINCIPAL RISKS--The Fund is subject to interest rate risk and credit risk (defined under "Risks of Investing in the Funds"). The Fund should experience the volatility characteristics of an intermediate-maturity fixed income fund.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course,

---------------

(1) McGraw-Hill, Inc. ("McGraw-Hill") and Wilshire Associates, Inc. ("Wilshire Associates") do not sponsor any portfolios of the Funds, nor are they affiliated in any way with the Funds. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill. "Wilshire 5000 Equity Index(R)" and "Wilshire 4500 Equity Index(R)" and related marks are trademarks of Wilshire Associates. None of the Funds are sponsored, endorsed, sold, or promoted by these indices or their sponsors and neither the indices nor their sponsors make any representation or warranty, express or implied, regarding the advisability of investing in the Funds.

the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Core Bond Index Fund's Class I shares from year to year.

[CORE BOND INDEX FUND BAR CHART]

1998                                                             8.43%
1999                                                            -2.88%
2000                                                            11.43%
2001                                                             8.51%

 BEST QUARTER          WORST QUARTER
     4.88%                -1.52%
(3RD QTR 2001)        (2ND QTR 1999)

                               PERFORMANCE TABLES

                                                    SINCE
                               1 YEAR   3 YEARS   INCEPTION*
                               ------   -------   ----------
Core Bond Index Fund--Class I
 Shares (Return before taxes)  8.51%     5.50%      7.07%
 RETURN BEFORE TAXES (AFTER
   3/1/99)                     8.51%       N/A      6.52%
 RETURN AFTER TAXES ON
   DISTRIBUTIONS               6.02%       N/A      4.01%
 RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF
   FUND SHARES                 5.14%       N/A      3.94%
Lehman Brothers Government/
 Credit Bond Index (Reflects
 no deductions for fees,
 expenses, or taxes)           8.51%     5.89%      7.70%
Lehman Brothers Aggregate
 Bond Index (Reflects no
 deductions for fees,
 expenses, or taxes)**         8.42%     6.27%      7.69%

 *Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  After-tax returns are shown for Class I Shares only of the Fund. After-tax returns for other classes will vary.

**The Fund's investment objective was changed by shareholder vote on December 19, 2001. Prior to that date the Fund's returns were compared to the Lehman Brothers Government/Credit Bond Index. As a result of the change to the Fund's investment objective, which was effective January 2, 2002, the Lehman Brothers Aggregate Bond Index will be better suited for measuring the performance of the Fund.

                                              SINCE
                                   1 YEAR   INCEPTION*
                                   ------   ----------
Core Bond Index Fund--Class II
 Shares                             8.71%     6.88%
Lehman Brothers Government/
 Credit Bond Index                  8.51%     5.89%
Lehman Brothers Aggregate Bond
 Index                              8.42%     6.27%

* Class II Shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

500 Stock Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Standard and Poor's (S&P) 500 Index.

PRINCIPAL INVESTMENT STRATEGY--To invest in all of the stocks in the S&P 500 Index, weighted to replicate, as closely as practical, investment characteristics of the index.

PRINCIPAL RISKS--The Fund is expected to have the same volatility as the S&P 500 Index.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the 500 Stock Index Fund's Class I shares from year to year.

[500 STOCK INDEX FUND BAR CHART]

1998                                                      28.12%
1999                                                      20.52%
2000                                                      -9.61%
2001                                                     -12.29%

 BEST QUARTER          WORST QUARTER
    21.18%                -14.83%
(4TH QTR 1998)        (3RD QTR 2001)

                               PERFORMANCE TABLES

                                                      SINCE
                                1 YEAR    3 YEARS   INCEPTION*
                                -------   -------   ----------
500 Stock Index Fund--Class I
 Shares (Return before taxes)   -12.29%   -1.50%       7.85%*
 Return before taxes (after
   3/1/99)                      -12.29%    N/A        -1.88%
 Return after taxes on
   distributions                -12.60%    N/A        -2.34%
 Return after taxes on
   distributions and sale of
   fund shares                   -7.49%    N/A        -1.62%
S&P 500 Index (Reflects no
 deductions for fees,
 expenses, or taxes)            -11.88%   -1.03%       8.29%

*Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997.

 After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 After-tax returns are shown for Class I Shares only of the Fund. After-tax returns for other classes will vary.

                                                  SINCE
                                      1 YEAR    INCEPTION*
                                      -------   ----------
500 Stock Index Fund--Class II
 Shares                               -12.17%     -3.34%
S&P 500 Index                         -11.88%     -2.85%

*Class II Shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to fees, expenses and cash flows.

Broad Market Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Wilshire 5000 Index.

PRINCIPAL INVESTMENT STRATEGY--To invest in a sampling of stocks that is selected and weighted to result in investment characteristics comparable to those of the Wilshire 5000 Index and performance that will correlate with the performance of that index.

PRINCIPAL RISKS--The Fund is expected to have the same volatility as the U.S. stock market as a whole. Additionally, the Wilshire 5000 Index includes small- and mid-capitalization companies whose stocks tend to have more price volatility than those of larger companies.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Broad Market Index Fund's Class I shares from year to year.

[BROAD MARKET INDEX FUND BAR CHART]

1995                                                     35.09%
1996                                                     20.75%
1997                                                     30.82%
1998                                                     22.65%
1999                                                     23.43%
2000                                                    -10.78%
2001                                                    -11.87%

 Best Quarter        WORST QUARTER
    21.42%              -16.18%
(4TH QTR 1998)      (3RD QTR 2001)

                               PERFORMANCE TABLES

                                                           SINCE
                           1 YEAR    3 YEARS   5 YEARS   INCEPTION*
                           -------   -------   -------   ----------
Broad Market Index Fund
 Class I Shares (Return
 before taxes)             -11.87%   -0.99%     9.62%      13.63%*
 Return before taxes
   (after 3/1/99)          -11.87%    N/A       N/A        -0.87%
 Return after taxes on
   distributions           -12.33%    N/A       N/A        -1.85%
 Return after taxes on
   distributions and sale
   of fund shares           -7.09%    N/A       N/A        -0.91%
Wilshire 5000 Index
 (Reflects no deductions
 for fees, expenses, or
 taxes)                    -10.97%   -0.67%     9.70%      14.10%

*Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994.

 After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only of the Fund. After-tax returns for other classes will vary.

                                                 SINCE
                                     1 YEAR    INCEPTION*
                                     -------   ----------
Broad Market Index Fund Class II
 Shares                              -11.73%     -2.30%
Wilshire 5000 Index                  -10.97%      2.05%

*Class II Shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

Mid/Small Company Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Wilshire 4500 Index.

PRINCIPAL INVESTMENT STRATEGY--To invest in a sampling of securities that is selected and weighted to result in investment characteristics comparable to those of the Wilshire 4500 Index and performance that will correlate with the performance of that index.

PRINCIPAL RISKS--The Wilshire 4500 is composed entirely of small- and mid-capitalization companies, whose stocks tend to have greater price volatility than those of larger companies.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Mid/Small Company Index Fund's Class I shares from year to year.

[MID/SMALL COMPANY INDEX FUND BAR CHART]

1998                                                             7.28%
1999                                                            33.08%
2000                                                           -14.91%
2001                                                            -9.90%

 BEST QUARTER        WORST QUARTER
    29.62%              -21.31%
(4TH QTR 1999)      (3RD QTR 2001)

                               PERFORMANCE TABLES

                                                       SINCE
                                 1 YEAR    3 YEARS   INCEPTION*
                                 -------   -------   ----------
Mid/Small Company Index Fund
 Class I Shares (Return before
 taxes)                           -9.90%    0.67%      5.80%*
 Returns before taxes (after
   3/1/99)                        -9.90%      N/A      2.76%
 Return after taxes on
   distributions                 -10.26%      N/A      2.13%
 Return after taxes on
   distributions and sale of
   fund shares                    -5.92%      N/A      2.00%
Wilshire 4500 Index
 (Reflects no deductions for
 fees, expenses, or taxes)        -9.30%    1.16%      6.58%

*Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 After-tax returns are shown for Class I Shares only of the Fund. After-tax returns for other classes will vary.

                                                    SINCE
                                        1 YEAR    INCEPTION*
                                        ------   ----------
Mid/Small Company Index Fund Class II
 Shares                                 -9.65%     1.61%
Wilshire 4500 Index                     -9.30%     1.33%

*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

Overseas Equity Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Free Index.

PRINCIPAL INVESTMENT STRATEGY--To invest in a sampling of securities that is selected and weighted to result in investment characteristics comparable to those of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Free Index and performance that will correlate with the performance of that index.

PRINCIPAL RISKS--The Fund is subject to the special risks of international investing. These include: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and brokers; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's economy. Also, the Fund may invest in less-developed markets where these risks can be more substantial.

PERFORMANCE INFORMATION--The bar chart and the performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to March 1, 1999, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Overseas Equity Index Fund's Class I shares from year to year.

[OVERSEAS EQUITY INDEX FUND BAR CHART]

1998                                                          19.79%
1999                                                          26.25%
2000                                                         -15.21%
2001                                                         -21.77%

 BEST QUARTER          WORST QUARTER
    20.05%                -14.12%
(4TH QTR 1998)        (3RD QTR 1998)

                               PERFORMANCE TABLES

                                                      SINCE
                                1 YEAR    3 YEARS   INCEPTION*
                                -------   -------   ----------
Overseas Equity Index Fund
 Class I Shares (Return before
 taxes)                         -21.77%   -5.74%      -0.95%*
 Returns before taxes (after
   3/1/99)                      -21.77%      N/A      -5.08%
 Return after taxes on
   distributions                -22.01%      N/A      -5.95%
 Return after taxes on
   distributions and sale of
   fund shares                  -13.18%      N/A      -4.14%
MSCI EAFE Free Index (Reflects
 no deductions for fees,
 expenses, or taxes)            -21.21%   -4.85%       0.03%

*Class I shares of the Fund were offered beginning March 1, 1999. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997 After-tax performance has been calculated for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 After-tax returns are shown for only Class I shares of the Fund. After-tax returns for other classes will vary.

                                                  SINCE
                                      1 YEAR    INCEPTION*
                                      -------   ----------
Overseas Equity Index Fund Class II
 Shares                               -21.56%     -6.55%
MSCI EAFE Free Index                  -21.21%     -5.76%

*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses, and cash flows.

THE MODEL PORTFOLIO FUNDS
--------------------------------------------------------------------------------

As a group, the Model Portfolio Savings Oriented, Model Portfolio Conservative Growth, Model Portfolio Traditional Growth, Model Portfolio Long-Term Growth and Model Portfolio All-Equity Growth Funds are known as the Model Portfolio Funds. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund reflects a different degree of potential risk and reward and is diversified among various Vantagepoint Funds in differing allocations.

Each Model Portfolio Fund follows the basic strategies described below.

ASSET ALLOCATION--The allocation of each Model Portfolio Fund among asset classes and underlying Vantagepoint Funds has been established by Vantagepoint Investment Advisers, LLC ("VIA") in its capacity as investment adviser to the Fund, under the supervision of the Board of Directors.

MODIFICATIONS TO THE UNDERLYING FUNDS--Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Model Portfolio Funds that invest in the underlying Funds. VIA may alter the asset allocation or Fund-level allocation of a Model Portfolio Fund at its discretion.

REBALANCING--If one component of a particular Model Portfolio Fund outperforms another component over any given time period, the Model Portfolio Fund will become "out of balance." For example, if the stock component of a Model Portfolio Fund outperforms the bond portion, the allocation of the stock portion will increase beyond the predetermined allocation. A material change in the predetermined allocation could affect both the level of risk and the potential for gain or loss.

VIA monitors the performance and underlying Fund allocation of each Model Portfolio Fund. From time to time, it will be necessary to transfer assets from one underlying Fund to another in order to rebalance the Model Portfolio Fund.

The Model Portfolio Funds and their respective investment objectives and performance history are as follows:

Model Portfolio Savings Oriented Fund

INVESTMENT OBJECTIVE--To offer capital preservation, reasonable current income, and some capital growth with minimal risk.

PRINCIPAL INVESTMENT STRATEGY--To invest 75% of the Fund's assets in fixed income funds and 25% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Income Preservation Fund                  65%
US Government Securities Fund             10%
Equity Income Fund                        10%
Growth & Income Fund                      10%
International Fund                         5%

PRINCIPAL RISKS--The Fund is subject to interest rate risk, and, to a lesser extent, the general risks of investing in the domestic and international stock markets.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to December 4, 2000, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Savings Oriented Fund from year to year:

[SAVINGS ORIENTED FUND BAR CHART]

1996                                                  8.75%
1997                                                 11.70%
1998                                                  9.18%
1999                                                  4.92%
2000                                                  6.43%
2001                                                  2.81%

 BEST QUARTER          WORST QUARTER
     4.77%                -1.92%
(4TH QTR 1998)        (3RD QTR 2001)

                               PERFORMANCE TABLE

                                                         SINCE
                         1 YEAR    3 YEARS   5 YEARS   INCEPTION*
                         -------   -------   -------   ----------
Model Portfolio Savings
 Oriented Fund (Return
 before taxes)             2.81%    4.71%     6.96%      7.86%*
 Returns before taxes
   (after 12/4/2000)       2.81%    N/A       N/A        4.02%
 Return after taxes on
   distributions          -0.39%    N/A       N/A        0.59%
 Return after taxes on
   distributions and
   sale of fund shares     2.46%    N/A       N/A        1.89%
Custom Benchmark
 (Reflects no
 deductions for fees,
 expenses, or taxes)**     0.15%    3.60%     6.24%      7.43%
30-Day T-Bill              3.83%    4.80%     4.90%      5.04%
Lehman Brothers
 Government/Credit Bond
 Index (Reflects no
 deductions for fees,
 expenses, or taxes)       8.51%    5.89%     7.36%      8.13%
Wilshire 5000 Index      -10.97%   -0.67%     9.70%     14.63%
MSCI EAFE Index
 (Reflects no
 deductions for fees,
 expenses, or taxes)     -21.21%   -4.79%     1.17%      3.95%

 *Shares of the Fund were offered beginning December 4, 2000. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning February 9, 1995. After-tax performance has been calculated for periods after the Fund's registration date--December 4, 2000.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on our tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

**65% U.S. 30-Day T-Bill Index/10% Lehman Brothers Government/Credit Bond
  Index/20% Wilshire 5000 Index/ 5% MSCI EAFE Index

Model Portfolio Conservative Growth Fund

INVESTMENT OBJECTIVE--To offer reasonable current income and capital preservation, with modest potential for capital growth.

PRINCIPAL INVESTMENT STRATEGY--To invest 60% of the Fund's assets in fixed income funds and 40% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Income Preservation Fund                  50%
Core Bond Index Fund                      10%
Equity Income Fund                        10%
Growth & Income Fund                      10%
Growth Fund                               10%
Aggressive Opportunities Fund              5%
International Fund                         5%

PRINCIPAL RISKS--The Fund is subject to interest rate risk, and, to a lesser extent, the general risks of investing in the domestic and international stock markets.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to December 4, 2000, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Conservative Growth Fund from year to year:

[CONSERVATIVE GROWTH FUND BAR CHART]

1997                                                           14.97%
1998                                                           11.82%
1999                                                            8.88%
2000                                                            4.70%
2001                                                            0.09%

 BEST QUARTER          WORST QUARTER
     8.61%                -6.03%
(4TH QTR 1998)        (3RD QTR 2001)

                               PERFORMANCE TABLE

                                                         SINCE
                         1 YEAR    3 YEARS   5 YEARS   INCEPTION*
                         -------   -------   -------   ----------
Model Portfolio
 Conservative Growth
 Fund (Return before
 taxes)                    0.09%    4.50%     7.96%         8.34%*
 Return before taxes
   (after 12/4/2000)       0.09%      N/A       N/A         1.84%
 Return after taxes on
   distributions          -2.98%      N/A       N/A        -2.01%
 Return after taxes on
   distributions and
   sale of fund shares     0.93%      N/A       N/A         0.00%
Custom Benchmark
 (Reflects no
 deductions for fees,
 expenses, or taxes)**    -2.01%    2.86%     7.06%         7.52%
30-Day T-Bill (Reflects
 no deductions for
 fees, expenses, or
 taxes)                    3.83%    4.80%     4.90%         4.95%
Lehman Brothers
 Government/Credit Bond
 Index (Reflects no
 deductions for fees,
 expenses, or taxes)       8.51%    5.89%     7.36%         7.35%
Wilshire 5000 Index
 (Reflects no
 deductions for fees,
 expenses, or taxes)     -10.97%   -0.67%     9.70%        11.01%
MSCI EAFE Index
 (Reflects no
 deductions for fees,
 expenses, or taxes)     -21.21%   -4.79%     1.17%         1.59%

 *Shares of the Fund were offered beginning December 4, 2000. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance has been calculated for periods after the Fund's registration date--December 4, 2000.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

**50% U.S. 30-Day T-Bill Index/10% Lehman Brothers Government/Credit Bond
  Index/35% Wilshire 5000 Index/ 5% MSCI EAFE Index

Model Portfolio Traditional Growth Fund

INVESTMENT OBJECTIVE--To offer moderate capital growth and reasonable current income.

PRINCIPAL INVESTMENT STRATEGY--To invest 40% of the Fund's assets in fixed income funds and 60% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Income Preservation Fund                  30%
Core Bond Index Fund                      10%
Equity Income Fund                        10%
Growth & Income Fund                      15%
Growth Fund                               15%
Aggressive Opportunities Fund             10%
International Fund                        10%

PRINCIPAL RISKS--The Fund is subject to general risks of investing in the domestic and international stock markets and, to a lesser extent, interest rate risk.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to December 4, 2000, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Traditional Growth Fund from year to year:
[TRADITIONAL GROWTH FUND CHART]

1997                                                     17.76%
1998                                                     14.10%
1999                                                     15.17%
2000                                                      2.47%
2001                                                     -3.62%

 BEST QUARTER          WORST QUARTER
    13.11%                -10.40%
(4TH QTR 1998)        (3RD QTR 2001)

                               PERFORMANCE TABLE

                                                           SINCE
                           1 YEAR    3 YEARS   5 YEARS   INCEPTION*
                           -------   -------   -------   ----------
Model Portfolio
 Traditional Growth Fund
 (Return before taxes)      -3.62%    4.39%     8.86%      9.43%*
 Returns before taxes
   (after 12/4/2000)        -3.62%      N/A       N/A     -1.16%
 Return after taxes on
   distributions            -6.59%      N/A       N/A     -5.34%
 Return after taxes on
   distributions and sale
   of fund shares           -1.06%      N/A       N/A     -2.41%
Custom Benchmark
 (Reflects no deductions
 for fees, expenses, or
 taxes)**                   -5.54%    1.56%     7.60%      8.27%
30-Day T-Bill (Reflects
 no deductions for fees,
 expenses, or taxes)         3.83%    4.80%     4.90%      4.95%
Lehman Brothers
 Government/Credit Bond
 Index (Reflects no
 deductions for fees,
 expenses, or taxes)         8.51%    5.89%     7.36%      7.35%
Wilshire 5000 Index
 (Reflects no deductions
 for fees, expenses, or
 taxes)                    -10.97%   -0.67%     9.70%     11.01%
MSCI EAFE Index
 (Reflects no deductions
 for fees, expenses, or
 taxes)                    -21.21%   -4.79%     1.17%      1.59%

 *Shares of the Fund were offered beginning December 4, 2000. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance has been calculated for periods after the Fund's registration date--December 4, 2000.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

**30% U.S. 30-Day T-Bill Index/10% Lehman Gov/Credit Index/50% Wilshire 5000
  Index/10% MSCI EAFE Index

Model Portfolio Long-Term Growth Fund

INVESTMENT OBJECTIVE--To offer high long-term capital growth and modest current income.

PRINCIPAL INVESTMENT STRATEGY--To invest 20% of the Fund's assets in fixed income funds and 80% of the Fund's assets in stock funds by investing the following Vantagepoint Funds in the target percentages indicated:

Core Bond Index Fund                      20%
Equity Income Fund                        10%
Growth & Income Fund                      20%
Growth Fund                               20%
Aggressive Opportunities Fund             15%
Overseas Equity Index Fund                 5%
International Fund                        10%

PRINCIPAL RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets and to a lesser extent, interest rate risk.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The periods prior to December 4, 2000, when the Fund began operating, represent the performance of a commingled fund that had the same investment objective and policies and was advised by an affiliate of the Fund's adviser. This past performance has been adjusted to reflect current expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Long-Term Growth Fund from year to year:

[LONG-TERM GROWTH FUND CHART]

1997                                                      17.28%
1998                                                      14.86%
1999                                                      28.53%
2000                                                      -0.86%
2001                                                      -7.15%

 BEST QUARTER          WORST QUARTER
    20.10%                -14.27%
(4TH QTR 1999)        (3RD QTR 2001)

                               PERFORMANCE TABLE

                                                           SINCE
                           1 YEAR    3 YEARS   5 YEARS   INCEPTION*
                           -------   -------   -------   ----------
Model Portfolio Long-Term
 Growth Fund (Return
 before taxes)              -7.15%    5.77%     9.77%      10.50%*
 Before tax returns
   (after 12/4/2000)        -7.15%      N/A       N/A      -3.86%
 Return after taxes on
   distributions            -9.94%      N/A       N/A      -8.24%
 Return after taxes on
   distributions and sale
   of fund shares           -3.02%      N/A       N/A      -4.55%
Custom Benchmark
 (Reflects no deductions
 for fees, expenses, or
 taxes)**                   -8.65%    0.28%     8.28%       9.15%
Lehman Brothers
 Government/Credit Bond
 Index (Reflects no
 deductions for fees,
 expenses, or taxes)         8.51%    5.89%     7.36%       7.35%
Wilshire 5000 Index
 (Reflects no deductions
 for fees, expenses, or
 taxes)                    -10.97%   -0.67%     9.70%      11.01%
MSCI EAFE Index (Reflects
 no deductions for fees,
 expenses, or taxes)       -21.21%   -4.79%     1.17%       1.59%

 *Shares of the Fund were offered beginning December 4, 2000. The performance information shown prior to that date represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance has been calculated for periods after the Fund's registration date--December 4, 2000.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

**20% Lehman Brothers Government/Credit Bond Index/65% Wilshire 5000 Index/15%
  MSCI EAFE Index

Model Portfolio All-Equity Growth Fund

INVESTMENT OBJECTIVE--To offer high long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY--To invest 100% in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Equity Income Fund                        15%
Growth & Income Fund                      20%
Growth Fund                               25%
Aggressive Opportunities Fund             20%
International Fund                        20%

PRINCIPAL RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets. Additionally, the Fund's investment in growth stock funds may expose it to greater price volatility over the short term.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

[ALL EQUITY GROWTH FUND CHART]

2001                                                             -11.13%

 BEST QUARTER          WORST QUARTER
    15.46%                -18.85%
(4TH QTR 2001)        (3RD QTR 2001)

                               PERFORMANCE TABLE

                                             SINCE
                                1 YEAR     INCEPTION*
                                -------   ------------
Model Portfolio All-Equity
 Growth Fund (Return before
 taxes)                         -11.13%     -12.52%
 Before tax returns (after
   12/4/2002)                   -11.13%      -7.45%
 Return after taxes
   on distributions             -13.31%     -11.63%
 Return after taxes and
   distributions and sale of
   fund shares                   -5.76%      -7.44%
 Custom Benchmark (Reflects no
   deductions for fees,
   expenses, or taxes)          -13.07%     -16.93%
 Wilshire 5000 Index (Reflects
   no deductions for fees,
   expenses, or taxes)          -10.97%     -16.46%
 MSCI EAFE Index (Reflects no
   deductions for fees,
   expenses, or taxes)          -21.21%     -19.10%

*December 4, 2000

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election prior to the time the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

FEE TABLES
--------------------------------------------------------------------------------

Fees and Expenses of the Funds

The purpose of the following tables is to assist you in understanding the various costs that you, as a shareholder, will bear directly or indirectly in connection with an investment in one or more of the Vantagepoint Funds.

Shareholder Transaction Expenses
(Fees Paid Directly From Your Investment)

Maximum Sales Charge
  (Load) Imposed on
  Purchases                     None
Maximum Deferred Sales
  Charge (Load)                 None
Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends
  (and other
  distributions)                None
Redemption Fee                $50.00*
Exchange Fee                   8.00*
Maximum Account Fee             None
Transaction Fee             See Below**

 *For Vantagepoint Elite investors a redemption fee of $50 and an exchange fee of $8.00 will be charged on the redemption or exchange of shares from any of the Funds, except the Money Market Fund, held for less than one year. Exchanges from the Money Market Fund to any other Fund may be made without incurring the exchange fee. Redemptions of shares of the Money Market Fund held less than one year will be subject to a $30 redemption fee.

**For IRA investors a transaction fee of 2% may be applied to the value of amounts withdrawn from the Income Preservation Fund, but only during certain periods. The fee on withdrawals will be applied only during periods beginning when current yields of money market funds, as measured by the yield of the Vantagepoint Money Market Fund, exceed the current yield of the Income Preservation Fund. The fee will be removed at such time as the current yield of the Income Preservation Fund exceeds that of the Vantagepoint Money Market Fund by .25%, or 25 basis points.

The following table shows the annual operating expenses you may pay if you buy and hold shares of a Fund. These expenses, calculated as a percentage of average net assets, are deducted from Fund assets, and their effect is factored into any quoted share price or investment return.

                         ANNUAL FUND OPERATING EXPENSES
                          (DEDUCTED FROM FUND ASSETS)

                                      ADVISORY   SUBADVISER    OTHER      TOTAL
               FUNDS                    FEE         FEES      EXPENSES   EXPENSES
               -----                  --------   ----------   --------   --------
Money Market                           0.10%       0.12%        0.43%     0.65%*
Income Preservation                    0.10%       0.20%        0.54%     0.84%
US Government Securities               0.10%       0.11%        0.43%     0.64%
Asset Allocation                       0.10%       0.24%        0.41%     0.75%
Equity Income                          0.10%       0.42%        0.40%     0.92%
Growth & Income                        0.10%       0.33%        0.42%     0.85%
Growth                                 0.10%       0.38%        0.40%     0.88%
Aggressive Opportunities               0.10%       0.69%        0.40%     1.19%
International                          0.10%       0.52%        0.56%     1.18%

CORE BOND INDEX++
-------------------------
Class I                                0.13%         N/A        0.35%     0.48%
Class II **                            0.13%         N/A        0.15%     0.28%

500 STOCK INDEX++
-------------------------
Class I                                0.10%         N/A        0.37%     0.47%
Class II **                            0.10%         N/A        0.17%     0.27%

BROAD MARKET INDEX++
-------------------------
Class I                                0.13%         N/A        0.34%     0.47%
Class II **                            0.13%         N/A        0.14%     0.27%

MID/SMALL CO. INDEX++
-------------------------
Class I                                0.15%         N/A        0.40%     0.55%
Class II **                            0.15%         N/A        0.20%     0.35%

OVERSEAS EQUITY INDEX++
-------------------------
Class I                                0.20%         N/A        0.48%     0.68%
Class II **                            0.20%         N/A        0.28%     0.48%

MODEL PORTFOLIO FUNDS***
-------------------------
Model Portfolio Savings Oriented       0.10%          --        0.93%     1.03%
Model Portfolio Conservative Growth    0.10%          --        0.90%     1.00%
Model Portfolio Traditional Growth     0.10%          --        0.94%     1.04%
Model Portfolio Long-Term Growth       0.10%          --        0.91%     1.01%
Model Portfolio All-Equity Growth      0.10%          --        1.10%     1.20%

  ++ Includes fees and other expenses incurred at the Master Portfolio level as a result of the Index Funds being "feeder" funds investing in Master Portfolios.
  *  Total Expenses have been restated to reflect current fees.
 ** Please see "Purchases, Exchanges, and Redemptions--Purchases" for the eligibility criteria for Class II shares.
*** Shareholders in the Model Portfolio Funds bear indirectly the expenses of the underlying Vantagepoint Funds in which they invest. The expense figure in the column labeled "Other Expenses" includes an estimate of this indirect expense, based upon each underlying Fund's current expense ratio.

Example

This example is intended to help you compare the cost of investing in the Vantagepoint Funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    FUNDS                      1 YR*   3 YRS   5 YRS   10 YRS
                    -----                      -----   -----   -----   ------
Money Market                                   $ 67    $200    $363    $  812
Income Preservation                            $ 86    $269    $468    $1,040
US Government Securities                       $ 66    $205    $358    $  800
Asset Allocation                               $ 77    $241    $418    $  933
Equity Income                                  $ 94    $295    $511    $1,135
Growth & Income                                $ 87    $272    $473    $1,052
Growth                                         $ 90    $282    $490    $1,088
Aggressive Opportunities                       $122    $380    $658    $1,450
International                                  $121    $377    $652    $1,438

CORE BOND INDEX
-------------------------
Class I                                        $ 49    $154    $269    $  605
Class II **                                    $ 29    $ 90    $158    $  356
500 STOCK INDEX
-------------------------
Class I                                        $ 48    $151    $264    $  593
Class II **                                    $ 28    $ 87    $152    $  344
BROAD MARKET INDEX
-------------------------
Class I                                        $ 48    $151    $264    $  593
Class II **                                    $ 28    $ 87    $152    $  344
MID/SMALL CO. INDEX
-------------------------
Class I                                        $ 56    $177    $308    $  691
Class II **                                    $ 36    $113    $197    $  444
OVERSEAS EQUITY INDEX
-------------------------
Class I                                        $ 70    $218    $380    $  849
Class II **                                    $ 49    $154    $269    $  605
MODEL PORTFOLIO FUNDS
-------------------------
Model Portfolio Savings Oriented               $106    $329    $571    $1,264
Model Portfolio Conservative Growth            $103    $320    $555    $1,229
Model Portfolio Traditional Growth             $107    $333    $577    $1,276
Model Portfolio Long-Term Growth               $104    $323    $560    $1,241
Model Portfolio All-Equity Growth              $123    $383    $663    $1,461

 * The following example reflects the affect of redemption fees charged to Vantagepoint Elite shareholders for shares held for one year or less. Vantagepoint Elite shareholders purchase Class I Shares of the Index Funds.

Money Market                     $117     500 Stock Index Class I                $ 98
US Government Securities         $116     Broad Market Index Class I             $ 98
Asset Allocation                 $127     Mid/Small Co Index Class I             $106
Equity Income                    $144     Overseas Equity Index Class I          $120
Growth & Income                  $137     Model Portfolio Savings Oriented       $156
Growth                           $140     Model Portfolio Conservative Growth    $153
Aggressive Opportunities         $172     Model Portfolio Traditional Growth     $157
International                    $171     Model Portfolio Long-Term Growth       $154
Core Bond Index Class I          $ 99     Model Portfolio All-Equity Growth      $173

** Amounts shown are equivalent to the total expenses that will be paid by Class
   II shareholders. Please see "Purchases, Exchanges, and
   Redemptions--Purchases" for the eligibility criteria for Class II shares.

If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. For more information, please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

INVESTMENT OBJECTIVES,
INVESTMENT POLICIES,
PRINCIPAL INVESTMENT STRATEGIES,
AND RELATED RISKS
--------------------------------------------------------------------------------

The Funds' investment adviser, VIA, manages the investment process by evaluating, selecting, and monitoring the subadviser(s) of each Fund. VIA also selects the Master Portfolios in which each Index Fund invests and the underlying Vantagepoint Funds in which the Model Portfolio Funds invest.

For certain funds, VIA employs a multi-management strategy in which it manages the fund using more than one subadviser. A multi-management strategy seeks to improve consistency of return over time by eliminating reliance on the results of a single subadviser. Therefore, where advantageous, VIA allocates Fund assets among multiple subadvisers practicing distinct and complementary investment strategies.

To construct a multi-managed Fund, VIA begins by identifying investment strategies that are compatible with a Fund's objective. Next, VIA identifies individual subadvisers who have demonstrated expertise in the consistent execution of a specific investment strategy, and who complement the strategies of other potential subadvisers. Selected subadvisers are then integrated within a single Fund in weights that are expected to optimize return relative to risk. Because each subadviser selects securities that reflect its specific investment strategy, a multi-managed Fund may be more diversified than an individual subadviser's portfolio.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------------------------

The Funds have adopted certain investment policies and limitations. Those designated as "fundamental" in this prospectus or in the Statement of Additional Information cannot be changed without shareholder approval. Others may be changed at the discretion of the Board of Directors.

The descriptions that follow are designed to help you choose the Funds that best fit your investment objectives and tolerance for risk.

Actively Managed Funds

Money Market Fund

GENERAL DESCRIPTION AND GOALS--The Money Market Fund seeks current income, consistent with preservation of capital by investing in specified money market instruments. The Fund will meet the diversification and quality provisions of Rule 2a-7 under the Investment Company Act of 1940.

INVESTMENT STRATEGY--The Money Market Fund invests substantially all of its assets in a registered money market mutual fund, the Short-Term Investment Co. Liquid Assets Portfolio, whose investment adviser is AIM Advisors, Inc. The underlying portfolio of the AIM Liquid Assets Portfolio consists of certificates of deposit of major U.S. banks, prime commercial paper, high quality short-term corporate obligations, and short-term U.S. government and agency securities. The Fund has an average maturity of less than 90 days.

INVESTMENT RISKS--The Fund seeks to maintain a constant NAV per share of $1.00. However there is no guarantee that it will be able to do so.

Income Preservation Fund

GENERAL DESCRIPTION AND GOALS--The Income Preservation Fund seeks a high level of current income while preserving principal and seeking to maintain a stable NAV per share.

INVESTMENT STRATEGY--The Income Preservation Fund invests primarily in high-quality short-and intermediate-term fixed income securities. Such securities may include money market instruments that a rating agency has rated in one of its top two short-term ratings categories; U.S. govern-ment and agency securities; mortgage-backed securities; asset-backed securities; and corporate securities. The Fund may invest its assets in derivative instruments on fixed income security types contained in the benchmark indexes (such as futures, options, and options on futures). Average duration of the Fund will normally range from 1.5 years to 4.0 years.

The Fund will seek to maintain a stable NAV by purchasing wrapper agreements from financial institutions such as insurance companies and banks ("wrap providers") that a rating agency has rated in one of its top two ratings categories. These agreements are designed to fix the Fund's NAV at $100.00 like a money market fund. The agreements offset daily market value fluctuations by permitting book value accounting for the fixed income securities. It is expected that the Fund will produce a higher rate of return than a money market fund. However, there is no guarantee of a higher rate of return, nor is there a guarantee that the wrapper agreements will in fact stabilize the NAV.

INVESTMENT RISKS--The Fund is subject to the general risks associated with price fluctuations of fixed income securities, as well as to the risk that the wrapper agreements it purchases will fail to achieve the goal of limiting fluctuations in the Fund's NAV. Wrap providers do not assume the credit risk associated with fixed income securities. Therefore, if the issuer of a security defaults on payment of principal or interest or has its credit rating downgraded, the Fund may have to sell such security quickly and at a price that may not reflect its book value, and the wrapper agreements will not shield the Fund from any resultant loss. Additionally, the wrapper agreements are not liquid investments.

The Fund is also exposed to the risk that a wrap provider may have its credit rating lowered or that a wrap provider may default on its obligations altogether. This would require the Fund to seek other suitable wrapper arrangements, which may not be readily available.

Criteria for selecting wrap providers include factors such as asset quality, both present and potential; capital adequacy; product mix; profitability; and competence of senior management. Also taken into consideration are ratings as to "claims paying ability" available through the major independent rating services (Moody's and Standard & Poor's).

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Payden & Rygel Investment Counsel ("Payden & Rygel") Los Angeles, California serves as a cash and short-term bond manager, pursuing a value added cash management approach. Brian Matthews, CFA and Managing Principal, serves as lead portfolio manager. Mr. Matthews began his investment career in 1983 and joined Payden & Rygel in 1986.

Pacific Investment Management Co., LLC ("PIMCO") Newport Beach, California serves as a bond manager focusing on intermediate and core fixed income securities. PIMCO seeks value-added through traditional sector and security selection across a wide range of security types. William Gross, CFA, and John Hague, CFA, both principals with the Firm, serve as portfolio managers. Mr. Gross began his investment career in 1969 and was a Founder of PIMCO in 1971. Mr. Hague began his investment career in 1980 and joined PIMCO in 1987.

Wellington Management Company LLP ("Wellington Management") Boston, Massachusetts serves as a bond manager focusing on intermediate and core fixed income securities. Wellington Management seeks value-added through traditional sector and security selection across core-type securities. Valerie Diamond, CFA serves as portfolio manager. Ms. Diamond began her investment career in 1982 and joined Wellington Management in 1992.

US Government Securities Fund

GENERAL DESCRIPTION AND GOALS--The US Government Securities Fund seeks to provide current income and appreciation consistent with the preservation of principal by investing primarily in Government debt and mortgage-backed securities. Investments will be combined to provide an intermediate-term maturity exposure.

INVESTMENT STRATEGY--The US Government Securities Fund invests at least 80% of its net assets in U.S. Treasury and U.S. Government agency and U.S. Government sponsored agency securities. The Fund may invest up to 60% of its assets in the U.S.

Government agency mortgage pass-through securities. The Fund may also invest in U.S. Treasury bond and note financial futures contracts to adjust duration exposure. The combination of fixed-income securities and futures maintains average maturity exposure comparable to that of a fully invested intermediate-term portfolio.

INVESTMENT RISKS--The Fund is subject to interest rate risk, prepayment risk and spread risk (See "Risks of Investing in the Funds"). The Fund should experience the volatility characteristics of an intermediate-term duration bond fund.

INVESTMENT SUBADVISER--Seix Investment Advisors, Inc. ("Seix") Woodcliff, New Jersey, seeks to offer a higher return than is available in a passively managed intermediate-term government index fund by investing in U.S. Government debt and mortgage-backed securities that are attractively priced relative to other fixed income alternatives. John Talty, along with Christine Seix, has served as portfolio manager of the Fund since its inception. He began his investment career in 1981 and joined Ms. Seix when she founded the firm in 1991.

Asset Allocation Fund

GENERAL DESCRIPTION AND GOALS--The Asset Allocation Fund seeks long-term growth at a lower level of risk than an all-equity portfolio by tactically allocating among common stocks, U.S. Treasury securities, and short-term instruments in proportions determined by the asset allocation subadviser based on relative expected returns and risk for each asset class.

INVESTMENT STRATEGY--The Asset Allocation Fund applies a tactical asset allocation strategy based on systematic assessment of quantifiable criteria such as long-term expected asset class returns, valuation measures, economic and monetary indicators, and financial market conditions.

The Fund's stock allocation is passively managed in a portfolio designed to approximate the performance of the S&P 500 Index. The Treasury allocation is passively managed to approximate the investment characteristics and performance of the Lehman Brothers Long Treasury Index. The cash allocation is invested in short-term instruments and is actively managed. Stock and Treasury exposure may be obtained or modified by using futures contracts.

Allocation among asset classes typically changes gradually over time. Under normal circumstances, the Fund has 40% to 70% of its assets invested in common stocks, however the stock allocation may range from 0-100% of Fund assets.

INVESTMENT RISKS--The Fund is subject to the general risks associated with stock market investing, as well as to interest rate risk.

INVESTMENT SUBADVISER--Mellon Capital Management Corp. ("Mellon"), San Francisco, California, actively allocates among stocks, long-term U.S. Treasury securities, and short-term instruments. Allocation changes are determined based on relative expected returns of the asset classes. Mellon employs a team approach to managing the portfolio.

Equity Income Fund

GENERAL DESCRIPTION AND GOALS--The Equity Income Fund seeks long-term capital growth with consistency derived from current income by investing primarily in dividend-paying, common stocks of well-established companies.

INVESTMENT STRATEGY--The Equity Income Fund invests primarily in the common stocks of companies that pay dividends at relatively high levels. These yields may be indicative of attractive valuations relative to a stock's history and to the overall U.S. stock market. The Fund may be diversified across companies of all sizes but generally focuses on large-capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS--While investment in the Fund involves risks, the Fund's emphasis on income should result in less volatility over the long-term than is associated with other types of common stock funds. As a result of the Fund's income focus, certain sectors and/or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors (e.g., rising interest rates) than the general stock market.

Due to the Fund's emphasis on large-capitalization, dividend-paying companies, the Fund's volatility is expected to be equal to, or lower than that of the S&P 500 Index.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), Dallas, Texas, follows a value-oriented investment approach that stresses fundamental analysis in its process of individual stock selection. BHM&S employs a team approach to managing the portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Baltimore, Maryland, invests in securities that display above-market yield and below-market valuation with good prospects for capital appreciation and dividend growth. Brian C. Rogers, CFA, CIC serves as portfolio manager. Mr. Rogers began his investment career in 1979 and joined T. Rowe Price in 1982.

Southeastern Asset Management, Inc. ("Southeastern"), Memphis, Tennessee, invests in financially strong, well managed companies whose stock prices are significantly below their business values. O. Mason Hawkins and G. Staley Cates head an investment team that manages the portfolio. Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern.

Growth & Income Fund

GENERAL DESCRIPTION AND GOALS--The Growth & Income Fund seeks long-term capital growth by investing primarily in common stocks that offer the potential for capital appreciation and, secondarily, current income by investing in dividend paying stocks.

INVESTMENT STRATEGY--The Growth & Income Fund focuses on large-capitalization companies whose stocks offer potential for price appreciation because of undervaluation, earnings growth, or both, and that may provide current dividend income.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS--The Fund is subject to all the general risks of investing in the stock market and is expected to exhibit the risk characteristics of a common stock portfolio.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Capital Guardian Trust Company ("Capital Guardian"), Los Angeles, California, uses a core style to invest in stocks of companies of any size that they believe have potential for growth that is not recognized by the market. Capital Guardian employs a multiple portfolio manager system in managing the portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Baltimore, Maryland uses fundamental research to identify firms that are well-established in their industries and have potential for above-average earnings. They focus on companies leading market positions, seasonal management, and strong financial fundamentals. Larry J. Puglia CPA, CFA serves as portfolio manager. Mr. Puglia began his investment career in 1989 and joined T. Rowe Price 1990.

Wellington Management Company, LLP ("Wellington Management"), Boston, Massachusetts, invests in large-capitalization companies that are selling at attractive prices relative to the market and that sell at below-average price-to-earnings multiples. John R. Ryan, CFA, serves as portfolio manager. Mr. Ryan began his investment career in 1981, when he joined Wellington Management.

Growth Fund

GENERAL DESCRIPTION AND GOALS--The Growth Fund seeks long-term growth of capital by investing primarily in common stocks with above-average potential for growth. Current income is incidental to the overall objective.

INVESTMENT STRATEGY--The Growth Fund invests in common stocks of companies with prospects for above-average growth, with emphasis on stocks of seasoned medium-and large-capitalization firms. The Fund also includes smaller-capitalization stocks.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. Additionally, the Fund's growth stock investment strategy may expose it to a greater degree of price and earnings volatility over shorter time periods than the stock market as a whole. There may be periods of time over which other styles of investing outperform the growth style employed by the Fund.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), Atlanta, Georgia, pursues growth of capital from a diversified portfolio of high-quality companies. Growth potential is identified from both a top-down (economic and sector) approach as well as a bottom-up (company-specific) approach. Atlanta Capital employs a team approach to managing the portfolio.

Barclays Global Fund Advisors ("Barclays"), San Francisco, California, uses an index approach to manage its portion of the Fund's assets. Barclays seeks to replicate the performance and portfolio characteristics of the S&P 500 Index. Barclays employs a team approach to managing the portfolio.

Brown Capital Management, Inc. ("Brown"), Baltimore, Maryland, follows a growth-at-a-reasonable-price investment style that selects stocks of mid- to large-sized companies that it believes have the potential for superior earnings growth. Brown employs a team approach to managing the portfolio.

Fidelity Management and Research Company ("FMR"), Boston, Massachusetts, focuses on stocks of companies of all sizes whose earnings are expected to benefit from emerging trends. FMR Co., Inc. serves as a sub-subadviser and is primarily responsible for choosing investments. Neal Miller serves as portfolio manager. Mr. Miller began his investment career in 1983 and joined FMR as a portfolio manager in 1988.

TCW Investment Management Company ("TCW"), Los Angeles, California, follows a concentrated growth investment style that stresses the stocks of larger companies that TCW believes have superior business models and are judged to be beneficiaries of secular market changes. Glen Bickerstaff serves as portfolio manager. Mr. Bickerstaff began his investment career in 1981 and joined TCW in 1998.

Tukman Capital Management, Inc. ("Tukman"), Larkspur, California, follows a contrarian investment style that focuses on stocks that it believes exhibit strong fundamentals and are currently undervalued due to investor neglect or anxiety. Melvin Tukman and Daniel Grossman serve as portfolio managers. Mr. Tukman began his investment career in 1970 and founded the firm in 1980. Mr. Grossman began his investment career in 1977 and joined Tukman in 1982.

Aggressive Opportunities Fund

GENERAL DESCRIPTION AND GOALS--The Aggressive Opportunities Fund seeks high long-term capital appreciation without emphasis on current income. The Fund invests primarily in the common stocks of small- to medium-capitalization U.S. companies.

INVESTMENT STRATEGY--The Aggressive Opportunities Fund invests in common stocks of companies with unique prospects for capital appreciation. The Fund's investments may also include debt instruments, preferred stock, foreign stocks and bonds, convertible securities and derivatives.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund is also exposed to the added volatility of returns for small- and medium-capitalization stocks as compared to the returns of larger-capitalization stocks. The Fund can be expected to have significantly greater volatility than the broad U.S. stock market (as measured by the S&P 500 Index) over any selected time period.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

MFS Institutional Advisors, Inc. ("MFS") Boston, Massachusetts, invests in small- and mid-capitalization stocks of rapidly growing companies that have the potential to become leaders in emerging industries. Selected companies are expected to experience earnings growth over time well in excess of the growth rate of the overall economy and the rate of inflation. Mark Regan serves as portfolio manager. Mr. Regan began his investment career in 1987 and joined MFS in 1989.

Roxbury Capital Management, LLC ("Roxbury"), Santa Monica, California invests in high quality growth companies that trade at reasonable prices relative to growth prospects. The portfolio is diversified and consists largely of mid-capitalization stocks. Roxbury's investment team is lead by Alfred J. Lockwood. Mr. Lockwood began his investment career in 1992 when he joined Roxbury.

TCW Investment Management Company ("TCW"), Los Angeles, California, invests in small- to medium-capitalization stocks of companies expected to exhibit high earnings growth, and employs techniques such as quantitative screening, research evaluation, and direct company contact. Douglas Foreman serves as portfolio manager. Mr. Foreman began his investment career in 1989 and assumed his present position with TCW in 1994.

International Fund

GENERAL DESCRIPTION AND GOALS--The International Fund seeks long-term growth of capital by investing primarily in the common stocks of companies headquartered in developed countries outside of the United States. Current income is incidental to the overall objective.

INVESTMENT STRATEGY--The International Fund invests in common stocks of companies headquartered in developed countries, including those in Europe, Asia, and the Far East. The Fund may also invest, to a lesser extent, in less developed markets in Asia, Europe, Latin America, and Africa. In addition to common stocks, the Fund may invest in other securities, including futures contracts, convertible securities, currency futures, bonds and domestic stocks.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund is also exposed to the additional risks of investing in foreign securities. These risks include loss due to political, legal, regulatory, and operational uncertainty, as well as currency conversion factors. These risks can be greater in emerging markets.

INVESTMENT SUBADVISERS--The fund is managed by multiple subadvisers:

Capital Guardian Trust Company ("Capital Guardian"), Los Angeles, California, uses a core style to invest in stocks of companies of any size that they believe have potential for growth that is not recognized by the market. Capital Guardian employs a multiple portfolio manager system in managing the portfolio.

Lazard Asset Management ("Lazard"), New York, New York, invests primarily in large-capitalization stocks and emphasizes a value approach that seeks to identify companies that it believes are temporarily out of favor. Lazard employs a team approach to managing the portfolio.

T. Rowe Price International, Inc. ("T. Rowe Price International"), London, United Kingdom and Baltimore, Maryland, invests primarily in large and medium-capitalization stocks with above-average earnings growth potential, selling at reasonable prices. T. Rowe Price International employs a team approach to managing the portfolio.

Index Funds

Core Bond Index Fund

GENERAL DESCRIPTION AND GOALS--The Core Bond Index Fund seeks current income by investing in a portfolio that approximates the investment characteristics of the Lehman Brothers Aggregate Bond Index, an index of Treasury, agency, and investment-grade corporate and mortgage obligations.

INVESTMENT STRATEGY--The Core Bond Index Fund invests in a Master Portfolio that invests in a sampling of securities contained in the Lehman Brothers Aggregate Bond Index.

INVESTMENT RISKS--The Fund is subject to interest rate risk. Market prices of fixed income securities fluctuate as interest rates change. Generally, the value of a bond moves in a direction opposite to that of interest rates and the greater the maturity of the bond, the greater the resulting change in value. Additionally, the Fund is subject to credit risk (defined under "Risks of Investing in the Funds").

500 Stock Index Fund

GENERAL DESCRIPTION AND GOALS--The 500 Stock Index Fund seeks long-term capital growth and current income by investing in a portfolio that replicates, as closely as possible, the investment characteristics of the S&P 500 Index.

INVESTMENT STRATEGY--The 500 Stock Index Fund invests in a Master Portfolio that seeks to replicate the holdings of the S&P 500 Index.

INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market, notably the risk of price volatility over the short term.

Broad Market Index Fund

GENERAL DESCRIPTION AND GOALS--The Broad Market Index Fund seeks long-term capital growth and current income by investing in a portfolio that approximates the investment characteristics of the Wilshire 5000 Index, an index of all publicly traded U.S. stocks.

INVESTMENT STRATEGY--The Broad Market Index Fund invests in a Master Portfolio that seeks to approximate the investment characteristics of the Wilshire 5000 Index by investing in two other Master Portfolios--one that seeks to replicate the S&P 500 Index, and another that invests in a sampling of securities contained in the Wilshire 4500 Index--in weights that reflect the relative market capitalizations of those indexes.

INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. Additionally, the Wilshire 5000 Index includes small-and mid-capitalization companies, whose stocks tend to have greater price volatility than those of larger companies.

Mid/Small Company Index Fund

GENERAL DESCRIPTION AND GOALS--The Mid/Small Company Index Fund seeks long-term capital growth by investing in a portfolio that approximates the investment characteristics of the Wilshire 4500 Index, an index of small- and medium-capitalization companies.

INVESTMENT STRATEGY--The Mid/Small Company Index Fund invests in a Master Portfolio that invests in a sampling of securities contained in the Wilshire 4500 Index.

INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. Additionally, the Wilshire 4500 Index is comprised entirely of small- and mid-capitalization companies, whose stocks tend to have greater price volatility than those of larger companies.

Overseas Equity Index Fund

GENERAL DESCRIPTION AND GOALS--The Overseas Equity Index Fund seeks long-term capital growth and diversification across countries by investing in a portfolio that approximates the investment characteristics of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Free Index.

INVESTMENT STRATEGY--The Overseas Equity Index Fund invests in a Master Portfolio that invests in a sampling of securities contained in the MSCI EAFE Free Index.

INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market, as well as the special risks of international investing. These include: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and brokers; the risk of foreign currency values changing relative to the U.S. dollar; and the risk that political events or financial problems will weaken a particular country's economy.

Model Portfolio Funds

The five Vantagepoint Model Portfolio Funds are designed to provide investors with a complete investment program--asset allocation, fund selection, and rebalancing--in a single fund. The Model Portfolio Funds invest in other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund reflects a different degree of potential risk and return by diversifying among various Vantagepoint Funds in differing allocations. All references to a Fund in this discussion are to the Vantagepoint mutual funds.

INVESTMENT RISKS--The proportionate amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Model Portfolio Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying funds for a discussion of the risks posed by investment in those Funds.

Model Portfolio Savings Oriented Fund

GENERAL DESCRIPTION AND GOALS--To offer preservation of principal, reasonable current income, and some capital growth with minimal risk.

INVESTMENT STRATEGY--The Model Portfolio Savings Oriented Fund is designed to pursue conservation of principal, reasonable current income, and modest growth without undue risk. It attempts to achieve those objectives by emphasizing stable value and bond (fixed-income) investments (75%), with the remainder invested in Funds featuring holdings in larger company stocks (20%) and international equities (5%). The Savings Oriented Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Income Preservation Fund                  65%
US Government Securities Fund             10%
Equity Income Fund                        10%
Growth & Income Fund                      10%
International Fund                         5%

The fixed-income portion of the Fund is anchored by a substantial position in the Income Presentation Fund which seeks a high level of current income while preserving principal and seeking to maintain a stable NAV per share.

While the principal objective of the Fund is income and preservation of principal, exposure to U.S. Treasury and agency securities will cause net asset value to fluctuate somewhat in response to changes in interest rates. The exposure to stocks should provide slightly better protection against inflation combined with modest capital appreciation than would a fund consisting only of stable value and fixed-income securities; however, as with all mutual funds, the NAV of the Fund will fluctuate.

SUITABILITY FOR INVESTORS--The Model Portfolio Savings Oriented Fund may be appropriate if you are seeking to preserve principal with some opportunity for inflation protection and growth. The Fund may be suitable if you have a low tolerance for price fluctuations and/or if you wish to invest for the short term.

Model Portfolio Conservative Growth Fund

GENERAL DESCRIPTION AND GOALS--To offer reasonable current income and conservation of principal, with a modest emphasis on the potential for capital growth.

INVESTMENT STRATEGY--The Model Portfolio Conservative Growth Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Income Preservation Fund                  50%
Core Bond Index Fund                      10%
Equity Income Fund                        10%
Growth & Income Fund                      10%
Growth Fund                               10%
Aggressive Opportunities Fund              5%
International Fund                         5%

This Fund has a moderately conservative asset allocation favoring current income enhanced with the potential for growth. It attempts to accomplish this by distributing assets between fixed-income investments (60%), the Income Preservation Fund component of which provides a consistent and market-like yield, and equities (40%), which provide the potential for greater growth.

The assets are further diversified within these two main asset categories. On the fixed-income side, the stable value Income Preservation Fund and the Core Bond Index Fund complement each other by attempting to provide stable returns, consistent income, and broad access to the bond market. This combination offers the potential for a higher yield, but with more volatility, than an investment exclusively in the Income Preservation Fund.

The Equity Income Fund focuses on larger dividend-paying U.S. common stocks. The Growth & Income, Growth and Aggressive Opportunities Funds add the potential for growth in the stock portion of the Fund. International equity exposure through investment in the International Fund adds diversification to the Fund and may provide the potential for additional growth.

SUITABILITY FOR INVESTORS--The Model Portfolio Conservative Growth Fund may be a suitable investment if you seek a fairly predictable current income derived from a significant investment in the Income Preservation Fund but also desire the opportunity for higher returns without high volatility. Although less than half the Fund is invested in stocks, you should be willing to accept short-term fluctuations in the value of your investment. This Fund could be appropriate if you intend to invest for the intermediate term.

Model Portfolio Traditional Growth Fund

GENERAL DESCRIPTION AND GOALS--To offer moderate capital growth and reasonable current income.

INVESTMENT STRATEGY--The Model Portfolio Traditional Growth Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Income Preservation Fund                  30%
Core Bond Index Fund                      10%
Equity Income Fund                        10%
Growth & Income Fund                      15%
Growth Fund                               15%
Aggressive Opportunities Fund             10%
International Fund                        10%

The Traditional Growth Fund's asset allocation is based on the traditional definition of a balanced portfolio, with 60% allocated to stocks and 40% to fixed income. This asset mix is designed to provide the benefit of the higher returns expected from stocks while the income generated by fixed-income securities should dampen Fund volatility.

The equity allocation is broadly diversified among large-, medium-, and small-company stocks in both the U.S. and abroad. The 25% invested in the Equity Income and Growth & Income Funds provides exposure to less volatile investments in larger capitalization U.S. corporations. The remaining 25% U.S. stock position is allocated to more aggressive investments including the Growth Fund, which emphasizes growing companies of all sizes and the Aggressive Opportunities Fund, which invests in small- and medium-capitalization companies. The International Fund adds a final level of diversification and opportunity for growth in principal.

The fixed-income portion of the Fund is anchored by a substantial position in the Income Preservation Fund, which typically provides a consistent yield with no fluctuations in price. The allocation to the Core Bond Index Fund may provide a higher yield and broad access to the bond market, but includes more volatility than an investment exclusively in the Income Preservation Fund.

SUITABILITY FOR INVESTORS--With more than half of the fund invested in stocks, including growth stocks, a moderate level of volatility should be expected. This Fund may be suitable if you wish to participate in the returns expected from stocks but also want to maintain the predictability obtained from a significant investment in the Income Preservation Fund. This Fund could be appropriate if you intend to invest for the intermediate or longer term.

Model Portfolio Long-Term Growth Fund

GENERAL DESCRIPTION AND GOALS--To offer long-term growth.

INVESTMENT STRATEGY--The Model Portfolio Long-Term Growth Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Core Bond Index Fund                      20%
Equity Income Fund                        10%
Growth & Income Fund                      20%
Growth Fund                               20%
Aggressive Opportunities Fund             15%
Overseas Equity Index Fund                 5%
International Fund                        10%

The Fund has an 80% allocation to underlying Funds that invest primarily in stocks. This allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse market conditions.

Within the allocation to Funds that invest in stocks, assets are divided among six underlying Funds: the Equity Income Fund, which focuses on large dividend-paying stocks; the Growth & Income Fund, which seeks growth and current income; the Growth Fund, which emphasizes growth companies; the Aggressive Opportunities Fund, which invests primarily in small- to medium-capitalization companies, and the International Fund and the Overseas Equity Index Fund, which further diversify the Fund's investment exposure.

The 20% fixed-income portion of the Fund is allocated to the Core Bond Index Fund, which adds yield and reduces the impact of short-term price volatility in the portion of the Fund allocated to stock funds. It also offers the Fund an opportunity to participate in changes in interest rates through investment in high-quality bonds.

SUITABILITY FOR INVESTORS--The sizable allocation to stocks and the emphasis on growth stocks mean this Fund should be considered an aggressive investment. It may be suitable if you intend to invest for the long term (10 years or more), are seeking to maximize principal growth, and are willing to accept short-term losses, which may be substantial, in the expectation that those losses may be recovered over longer investment periods.

Model Portfolio All-Equity Growth Fund

GENERAL DESCRIPTION AND GOALS--To offer high long-term capital growth.

INVESTMENT STRATEGY--The Model Portfolio All-Equity Growth Fund is comprised of investments in the following Funds:

                                         TARGET
                                         ------
Equity Income Fund                        15%
Growth & Income Fund                      20%
Growth Fund                               25%
Aggressive Opportunities Fund             20%
International Fund                        20%

The Model Portfolio All-Equity Growth Fund has a 100% allocation to underlying Funds that invest primarily in stocks. This high allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments. This Fund can be expected to have the same degree of volatility as the stock market.

The Funds' assets are allocated among five Funds that invest in large-, medium-, and small-company stocks in both the U.S. and abroad: the Equity Income Fund, which focuses on large dividend-paying stocks; the Growth & Income Fund, which seeks growth and current income; the Growth Fund, which emphasizes growth companies; the Aggressive Opportunities Fund, which invests primarily in small- to medium-capitalization companies; and the International Fund, which invests principally in common stocks of companies domiciled outside the U.S. and serves to further diversify the Fund.

SUITABILITY FOR INVESTORS--The 100% allocation to stocks and the inclusion of higher risk strategies means this Fund should be considered an aggressive investment. It may be suitable if you: are an aggressive investor seeking capital appreciation, intend to invest for the long term (10 years or more), are seeking to maximize principal growth without regard to current income, and are willing to accept short-term losses, which may be substantial, in the expectation that those losses may be recovered over longer investment periods.

RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

The following is a description of one or more of the risks that you will face as an investor in the Funds. The underlying Funds of the Model Portfolio Funds are subject to a number of risks that may affect the value of their shares and therefore, impact the Model Portfolio Funds. Also with respect to the Model Portfolio Funds, the proportionate amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks of that underlying Fund. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.

I. Stock Market Risk

Market risk is the possibility that stock prices overall will decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of the U.S. stock market, the following table shows the best, worst and average total returns for the U.S. stock market over various time periods as measured by the S&P 500 Index.

                    AVERAGE ANNUAL U.S. STOCK MARKET RETURNS
                                  (1926-2001)

                       1 YEAR   5 YEARS   10 YEARS   20 YEARS
                       ------   -------   --------   --------
Best                    54.0%     28.6%     20.1%      17.9%
Worst                  -43.3%    -12.5%     -0.9%       3.1%
Average                 12.7%     11.1%     11.2%      11.3%

The S&P 500 Index tracks mainly large-capitalization stocks. Other groupings of stocks are likely to carry different degrees of volatility. For example, small-capitalization stocks, as a group, have historically exhibited greater short-term volatility than that of the S&P 500 Index. All of the Funds except the Money Market Fund, the Income Preservation Fund, the US Government Securities Fund and the Core Bond Index Fund are subject to some level of stock market risk.

Foreign securities are subject to the same market risks as U.S. securities, such as general economic conditions and company and industry prospects. However, foreign securities involve the additional risk of loss due to political, economic, legal, regulatory, operational and currency conversion and pricing factors affecting investment in the securities of foreign businesses or governments. These risk factors may be even more prevalent in emerging markets. Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. The International Fund, the Overseas Equity Index Fund and the portion of each Model Portfolio Fund invested in these funds, are subject to these risks. The Aggressive Growth, Growth, Growth & Income and Equity Income Funds may invest a limited portion of their respective assets in foreign securities, and would be subject to these risks to the extent of such investment.

II. Bond Market Risk

Bonds also experience market risk, which is linked to changes in interest rates. The general rule is that if interest rates rise, bond prices will fall. The reverse is also true: if interest rates fall, bond prices will generally rise. These rules apply to government securities as well as to corporate securities.

A bond with a longer maturity (or a bond fund with a longer average maturity) will typically fluctuate more in price than a shorter term bond. The US Government Securities Fund and the Core Bond Index Fund are subject to this risk. The bond holdings in the Income Preservation Fund are also subject to interest rate risk, but the wrapper agreements into which the Fund enters are designed to minimize this risk. Because of their extreme short-term nature, money market instruments carry little market risk.

Mortgage pass through securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, necessitating reinvestment in lower-yielding instruments. Additionally, mortgage securities are exposed to spread risk which is the possibility that the yield demanded by investors will rise relative to Treasury yields.

Bonds and bond funds are also exposed to credit risk, which is the possibility that the issuer of a bond will default on its obligation to pay interest and principal. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have virtually no credit risk. Corporate bonds rated BBB or above by Standard & Poor's Rating Group, such as some of the bonds held by the Core Bond Index Fund, are generally considered to carry moderate credit risk. Corporate bonds rated lower than BBB are considered to have significant credit risk.

Of course, bonds with lower credit ratings generally pay a higher level of income to investors.

III. Objective/Style Risk

All of the Funds are subject, in varying degrees, to objective/style risk, which is the possibility that returns from a specific type of security in which a Fund invests or the investment style of one or more of a Fund's subadvisers, or the investment adviser to the Master Portfolios with respect to the Index Funds, will trail the returns of the overall market.

In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a fund with a specific style you would be exposed to this risk.

IV. Manager Risk

Manager risk is the risk that one of the Funds' subadvisers will do a poor job of selecting securities and thus fail to meet the Fund's objectives. With respect to the Index Funds, there is a risk that Fund performance will deviate from the performance of its benchmark, which is known as tracking error. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objective.

INVESTMENT LIMITATIONS
----------------------------------------------------

Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that a Fund will not:

(a) with respect to 75% (100% for the Money Market Fund) of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

(b) invest more than 25% of its assets in any one industry (except for the Money Market Fund or to the extent that the applicable benchmark for an Index Fund does not meet this standard);

(c) borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets except that an Index Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act, including the rules, regulations and any orders thereunder.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The investment adviser to the Vantagepoint Funds is VIA, whose offices are located at 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA provides its advisory services pursuant to an investment advisory agreement with the Vantagepoint Funds. VIA, a registered investment adviser, is a wholly-owned subsidiary of the ICMA Retirement Corporation (RC), which has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1983. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. RC's primary advisory client is the VantageTrust (previously known as the ICMA Retirement Trust), which was formed to commingle and invest the assets of the retirement plans administered by RC.

As investment adviser to the Funds, VIA continually monitors the performance of the subadvisers. VIA supervises and directs each Fund's investments. With respect to the Index Funds, VIA selects the Master Portfolios in which each Index Fund invests and VIA selects the Vantagepoint Funds in which the Model Portfolio Funds invests. Effective May 8, 2000 the Funds received an exemptive order from the SEC that allows VIA to change subadvisers with the approval of the Fund's Board of Directors and upon notice to shareholders.

Compensation for the investment management of the Funds is asset based, i.e., it consists of an annual percentage fee calculated based on average assets under management. The following fees are paid out of Fund assets:

                                 ADVISORY FEE
            FUNDS                    PAID
            -----                ------------
Money Market*+                       0.19%
Income Preservation*+                0.30%
US Government Securities*+           0.21%
Asset Allocation*+                   0.34%
Equity Income*+                      0.52%
Growth & Income*+                    0.43%
Growth*+                             0.48%
Aggressive Opportunities*+           0.79%
International*+                      0.52%
Core Bond Index*+                    0.13%
500 Stock Index*+                    0.10%
Broad Market Index*+                 0.13%
Mid/Small Company Index*+            0.15%
Overseas Equity Index*+              0.20%
Savings Oriented                     0.10%
Conservative Growth                  0.10%
Traditional Growth                   0.10%
Long-Term Growth                     0.10%
All Equity Growth                    0.10%

* Consists of Advisory Fee plus the appropriate subadviser fee, if applicable. The Funds will seek shareholder approval if any change in subadvisory arrangements results in an increase in the current aggregate advisory fees payable by the Fund that is greater than 0.10%.

+ The fees for these Funds represent aggregate fees paid to VIA and the subadvisers, if applicable, for the fiscal year ended December 31, 2001.

The advisory and subadvisory fees charged can be found in the Statement of Additional Information under the heading "Investment Advisory and Other Services."

The subadvisers are retained on behalf of the Funds by VIA, and day-to-day discretionary responsibility for security selection and portfolio management rests with the subadvisers. The responsibility for overseeing subadvisers rests with VIA's Investment Division, whose division head, Senior Vice President and Chief Investment Officer, John Tobey, CFA, reports directly to Girard Miller, CFA, President of VIA.

From time to time VIA may recommend to the Board of Directors that a subadviser be terminated and replaced with another subadviser. VIA may also recommend to the Board that a portion of a Fund's assets that had been managed by a terminated subadviser be managed using an indexing strategy on a temporary basis, while VIA conducts a search for a replacement subadviser. This would only be considered if an appropriate index was available that met the stated investment objective and strategy of a Fund.

Mr. Miller has over 18 years of experience in investment management, 8 years as Chief Executive Officer and President of RC. He holds a Political Economy degree from the University of Washington, a Masters in Economics from Wayne State University in Detroit, Michigan, and a Masters of Public Administration from Syracuse University, and is a Chartered Financial Analyst.

Mr. Tobey began his investment career in 1969. He assumed his current position with RC in January of 1998. From 1995 to 1998 Mr. Tobey served as President and Chief Executive Officer of Investment Directions, Inc., and from 1986 to 1994 he served as President of the Liberty Asset Management Company. He holds a BS degree in Finance from San Diego State University and an MBA degree from the Stanford Graduate School of Business and is a Chartered Financial Analyst.

The investment program and its performance are subject to the overall supervision and periodic review by the Funds' Board of Directors.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

For purposes of the following discussion, unless noted otherwise, "business day" means the period(s) of time on any given day during which the New York Stock Exchange is open for business. Unless noted otherwise, "close of business" means 4:00 p.m. Eastern time on each business day or the final close of business on any business day during which trading on the New York Stock Exchange is suspended.

SHARE ACCOUNTING FOR ALL FUNDS
----------------------------------------------------

A share represents a dollar-weighted proportional ownership interest in each of the Funds in which you are invested. The Funds do not issue share certificates.

The price of a share is known as its NAV. The daily NAV of a share is determined at the close of each business day by adding the value of all of a Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment position equals the number of shares you own multiplied by the current day's NAV.

Since share values (except for the Money Market Fund) and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment. Each Fund's share value can be found daily in the mutual fund listing of most major newspapers under the heading "Vantagepoint Funds."

VALUATION OF THE FUNDS
----------------------------------------------------

Investment securities held by the Funds are valued daily. Stocks are valued at the price in effect at the close of business of the exchange on which they are traded. Bonds are valued using pricing matrices obtained through commercial pricing services.

Securities for which market quotations are not readily available are valued according to methods established by the Board of Directors that are believed to reflect fair value. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

The underlying Master Portfolio for each Index Fund is valued daily by the Master Portfolio itself, and each Index Fund's investment in the underlying Master Portfolio is part of the calculation of each Index Fund's NAV. Once the market value of each Index Fund is determined, it is then divided by the number of shares outstanding to arrive at that day's NAV for the Fund.

For the Money Market Fund, NAV is calculated by valuing portfolio securities by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, rather than by reference to their value based on current market factors. This valuation method generally ignores fluctuations in the market price of the Fund's debt securities and assumes a steady increase (decrease) in value until maturity.

REINVESTMENT OF EARNINGS
----------------------------------------------------

All earnings of the Funds (interest, dividend income, and capital gains) are reinvested in the Funds and used to purchase additional shares.

PRICING AND TIMING OF TRANSACTIONS
----------------------------------------------------

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Fund or its transfer agent receives the transaction request. For example, under normal circumstances, a transaction request received at 9:30 a.m. on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. -- at that day's closing price. If the Funds receive a transaction request in the morning, you do not insulate yourself from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day. Transaction requests by facsimile must be received by 12 noon Eastern time to receive that day's NAV. Vantagepoint Elite investors will receive the NAV next determined following the receipt of the order for purchase, redemption, or exchange. Each portfolio calculates its NAV at the close of each business day.

REPORTING TO INVESTORS
----------------------------------------------------

With respect to any investment transaction reports you may receive from Vantagepoint Funds, review these reports carefully, and call the toll-free investor service line at 1-800-669-7400 or contact the Funds on-line at investorservices@icmarc.org immediately if you see any discrepancies. In order to correct a discrepancy, the Funds must be notified within 120 days of the close of the calendar quarter in which the discrepancy occurs.

PURCHASES, EXCHANGES, AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASES
----------------------------------------------------

The Funds are open for investment by (i) the VantageTrust Funds; (ii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Sections 401 and 457, respectively, of the Internal Revenue Code of 1986, as amended); (iii) Individual Retirement Accounts ("IRAs") of employees of state and local governments and the IRAs of other persons having a familial or otherwise close relationship to those public sector employees; (iv) (with the exception of the Income Preservation and Model Portfolio Funds), persons participating in the Vantagecare retirement health program; (v) 529 college savings plans; or (vi) the Retirement Corporation and its affiliates. The details of such eligibility criteria are set forth in the account application.

The Income Preservation Fund is available for purchase only by IRA shareholders, as described above, and by the Model Portfolio Funds.

Class I shares of the Index Funds are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through the VantageTrust containing assets of less than $30 million. Class II shares are open to (i) qualifying public sector employee benefit plans that invest directly in the Funds and have qualifying assets in excess of $40 million with an average participant balance of at least $40 thousand; and (ii) public sector employee benefit plans that invest indirectly in the Funds through the VantageTrust and have qualifying assets in excess of $30 million invested. Other plans with average account balance requirements or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.

There are no minimum investment amounts (except for Vantagepoint Elite investors--see below), front-end sales charges, deferred sales charges or back-end sales charges associated with investment in the Vantagepoint Funds (other than those transaction fees previously described in this prospectus--See "Fee Tables").

The Vantagepoint Funds reserve the right in their sole discretion to (i) suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund or Funds.

PURCHASES--VANTAGEPOINT ELITE
----------------------------------------------------

Shares of the Vantagepoint Funds are available for purchase through the Vantagepoint Elite program by RC participants with over $25,000 combined in all ICMA-RC accounts (Vantagepoint IRA, 457 plan, 401 plan or VantageCare Retirement Health Savings Plan) or on behalf of a minor if the custodian is an RC accountholder with over $25,000 combined in all ICMA-RC accounts (Vantagepoint RA, 457 plan, 401 plan, 529 plan or VantageCare Retirement Health Savings Plan). An initial contribution by the accountholder of $5,000 is necessary in order to open a Vantagepoint Elite account. A minimum initial investment of $5,000 by the Vantagepoint Elite investor in a Vantagepoint Fund is required. The minimum subsequent investment for Vantagepoint Elite investors is $1,000, except that a Vantagepoint Elite investor may make subsequent investments through an Automatic Investment Program in the amount of $200. There are no front end sales charges, deferred sales charges or back-end sales charges. A redemption fee of $50 ($30 for the Money Market Fund) will be charged on the redemption of shares held for less than one year by Vantagepoint Elite investors. For more information about opening a Vantagepoint Elite account please call 1-800-669-7400 or contact the Fund on line at InvestorServices@icmarc.org.

PURCHASES BY EMPLOYEE
BENEFIT PLANS
----------------------------------------------------

Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan's trustee or other authorized official.

Investors may submit purchase orders to the Funds as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House, although it is preferred that the Funds receive assets by wire. Investment detail must be submitted on diskette, magnetic tape, electronically or on paper forms.

Purchase orders received in good order prior to the next calculation of the NAV (or 12 noon with respect to fax instructions) are posted to investor accounts at the closing NAV of that day, or if the day the contributions are received is not a business day, at the closing NAV of the next business day. Purchase orders received in good order after close of business are posted at the closing NAV of the next business day.

With respect to purchases made through VantageTrust, or by certain employee benefit plans and other types of omnibus accounts, other arrangements may be negotiated as to the timing and delivery of purchase instructions.

Posting of contributions to investor accounts is contingent upon submission of purchase orders in good order to the Vantagepoint Funds. This means that the requests must be accompanied by sufficient detail to enable the Vantagepoint Funds to allocate assets properly. If a purchase request is not received in good order, the deposit is held in a non-interest bearing account until all necessary information is received. If the purchase request is still not in good order after three business days, the assets are returned to the Investor. Purchases received for unidentified accounts for which no account form has been received will be returned to the Investor.

EXCHANGES AND ALLOCATIONS
AMONG FUNDS
----------------------------------------------------

Investors may submit exchange requests daily through our website (icmarc.org), by telephone exclusively through the VantageLine phone system at 1-800-669-7400, or in writing. Remember that an exchange is a two-part transaction-a redemption of shares in one Fund and a purchase of shares in another Fund.

Exchange requests received in good order prior to close of business on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), or 12 noon for fax instructions, on a business day are posted to investor accounts at that day's closing NAV. Exchange requests received in good order after close of business will be posted at the closing NAV of the next business day.

The allocation of new purchase amounts among the Funds may be changed by investors without charge or limitation.

Written confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.

EXCHANGES -- VANTAGEPOINT ELITE
----------------------------------------------------

Vantagepoint Elite investors may exchange their shares of one Vantagepoint Fund for shares of another Vantagepoint Fund. Vantagepoint Elite investors may exchange shares on any business day by VantageLink, mail or telephone. If shares have been purchased by check, an investor will not be able to exchange those shares until the check has cleared (which may take up to 15 days from the date of purchase). The redemption fee of $50 referenced above will not be charged on shares exchanged, however, an exchange fee of $8.00 will be charged.

An exchange is a redemption of shares in one Fund and a purchase of shares of another Fund. The sale price and purchase price will be based on the NAV next calculated after the exchange request has been received and is in good order.

EXCHANGES BY TELEPHONE
----------------------------------------------------

Investors may make daily exchanges through VantageLine, the Funds' automated service line by calling 1-800-669-7400. Instructions received through VantageLine must be accompanied by a Personal Identification Number. In addition, verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be tape recorded to permit verification. Written confirmations are normally sent to investors on the business day following the day the transactions occur. Investors should verify the accuracy of information in confirmations immediately upon receipt. See "VantageLine" below for more information.

MORE INFORMATION ABOUT EXCHANGES AND TRANSFERS
----------------------------------------------------

The following transfer policy applies to the International Fund and Overseas Equity Index Fund:

Investors who transfer assets out of these funds must wait at least 91 days before transferring assets back into the fund from which they were transferred. This policy affects transfers only. It does not affect regular contributions or disbursements.

This policy is designed to protect long-term investors in these funds. When money is transferred into or out of the funds, the portfolio managers must buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading generates higher-than-usual costs that are shared by all investors, regardless of frequency of trading.

The Funds have adopted this policy to control frequent trading and to protect the interests of long-term investors who make infrequent transfers. The Funds reserve the right to amend this policy at any time.

VANTAGELINE
----------------------------------------------------

The Funds maintain VantageLine, an automated service line for the benefit of investors who have access to touch-tone telephones. You may use VantageLine to make exchanges among Funds and change your investment allocation. The phone number is 1-800-669-7400.

VantageLine is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Neither the Funds, the Funds' investment adviser nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.

Should the VantageLine service or the "800" number become unavailable, transactions may be made by VantageLink, as described below, or by express mail at the shareholders' expense (see back cover for the Funds' address).

VANTAGELINK
----------------------------------------------------

The Funds maintain VantageLink, a home page on the Internet. The address is http://www.icmarc.org. Information available from the Internet includes account balances (which requires a special password), investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via VantageLink. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a Personal Identification Number. Written confirmations will normally be sent on the business day after the transaction occurs. You should verify the accuracy of information in confirmations immediately upon receipt.

VantageLink is normally available 24 hours a day, seven days a week. However, service availability is not guaranteed. Like other Internet-based services, VantageLink may be subject to external transmis-sion problems that are beyond the control of the Funds' management. Accordingly, neither the Funds, the Funds' investment adviser, nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may incur as a result of service being unavailable or delayed.

PURCHASES BY IRA INVESTORS
----------------------------------------------------

PAYROLL DEDUCTION IRAS

Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

NON-PAYROLL DEDUCTION IRAS

First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check. Please call 1-800-669-7400 for assistance when you are establishing a non-payroll deduction IRA account. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

REDEMPTIONS
----------------------------------------------------

Shares may be redeemed at any time, subject to certain restrictions imposed by the Internal Revenue Code on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans, please call 1-800-669-7400 regarding these restrictions. With the exception of redemptions that are made to effect exchanges among the Vantagepoint Funds, redemption requests must be in writing.

REDEEMING SHARES IN WRITING

Write a letter of instruction with:

* Name of retirement plan, if applicable

* Your name and address

* The Fund's name

* Your social security number

* The dollar amount or number of shares to be redeemed

* How assets are to be distributed (by mail or by wire)

* If funds are to be distributed by wire, wire instructions.

A signature guarantee may be required, at the Funds' discretion, for certain redemptions.

REDEMPTIONS -- VANTAGEPOINT ELITE
----------------------------------------------------

A Vantagepoint Elite investor may redeem shares on any business day by mail or telephone. The redemption price of each share will be the next NAV determined after the redemption request has been received and is in good order.

DISTRIBUTION ARRANGEMENTS
----------------------------------------------------

ICMA-RC Services, LLC (RC Services) serves as distributor to the Funds. RC Services receives no compensation for its services as distributor.

TAXATION
--------------------------------------------------------------------------------

The Vantagepoint Funds have elected to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds distribute capital gains annually, if any. The Money Market, Core Bond Index and US Government Securities Funds distribute dividends monthly, and all of the remaining Funds will distribute dividends annually.

Shareholders who invest in the Funds through section 401 plans, section 457 plans, IRAs, or the VantageCare Retirement Health Savings Plan will not be taxed on such distributions until such time as they receive distributions/withdrawals from such plans, programs or accounts. All earnings and gains are reinvested in the Fund and used to purchase additional shares.

Distributions paid to Vantagepoint Elite investors will normally be taxed as income or capital gains when they are received. Such dividends and distributions may be subject to federal, state and local taxation and are taxable whether or not they are reinvested. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at rates applicable to long-term capital gains. All dividends and distributions will be reinvested unless the Vantagepoint Elite investor elects to have such dividends and distributions paid in cash. Each redemption and exchange of shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of another Vantagepoint Fund is treated the same as a redemption.

In November 2001, the Funds began offering their shares to taxable investors. Before that time, the Funds offered their shares exclusively to retirement plans and other tax-exempt investors. The Funds' after-tax returns in the performance tables included in the "SUMMARY--Investments, Risks and Performance" section of this prospectus reflect the Funds' returns during periods when the Funds offered their shares exclusively to tax-exempt investors, and as a result may not be helpful to taxable investors. In an effort to provide taxable investors with performance information that would be most helpful to them, the Funds may present their after-tax returns for periods starting after the Funds began offering their shares to taxable investors. In the future, the Funds may include these returns in this section of the prospectus and/or in their advertisements or sales materials."

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand a Fund's performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP for the fiscal year ended December 31, 2001 and by PricewaterhouseCoopers LLP for the periods prior to 2001. The report of Deloitte & Touche LLP along with the financial statements and related notes, appears in the 2001 Annual Report which is available upon request.

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            MONEY MARKET
                                             ------------------------------------------
                                                                             FOR THE
                                                                           PERIOD FROM
                                               FOR THE        FOR THE        MARCH 1,
                                              YEAR ENDED     YEAR ENDED      1999* TO
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 2001           2000           1999
                                             ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $   1.00       $  1.00        $  1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............        0.04          0.06           0.04
  Net realized and unrealized gain (loss)
    on investments and futures and foreign
    currency transactions..................        0.00          0.00           0.00
                                               --------       -------        -------
TOTAL FROM INVESTMENT OPERATIONS...........        0.04          0.06           0.04
                                               --------       -------        -------
LESS DISTRIBUTIONS:
  From net investment income...............       (0.04)        (0.06)         (0.04)
  From net realized gains..................        0.00         (0.00)         (0.00)
  Reverse stock split......................        0.00          0.00           0.00
  Return of Capital........................          --            --             --
                                               --------       -------        -------
TOTAL DISTRIBUTIONS........................       (0.04)        (0.06)         (0.04)
                                               --------       -------        -------
NET ASSET VALUE, END OF PERIOD.............    $   1.00       $  1.00        $  1.00
                                               ========       =======        =======
Total return...............................        3.70%         6.05%          4.00%++
Ratios/Supplemental data:
  Net assets, end of period (000)..........    $119,652       $93,385        $76,773
  Number of shares outstanding, end of
    period (000)...........................     119,652        93,385         76,773
Ratios to average net assets:
  Ratio of expenses to average net
    assets.................................        0.55%         0.55%          0.55%+
  Ratio of net investment income (loss) to
    average net assets.....................        3.54%         5.89%          4.70%+
(1) Ratio of expenses to average net assets
  prior to expense reductions and
  reimbursed expenses......................        0.62%         0.61%          0.60%+
(2) Ratio of net investment income (loss)
  to average net assets prior to expense
  reductions and reimbursed expenses.......        3.47%         5.83%          4.65%+
Portfolio turnover.........................         N/A           N/A            N/A

                                                   INCOME PRESERVATION
                                             -------------------------------
                                                                  FOR THE
                                                                PERIOD FROM
                                               FOR THE          DECEMBER 4,
                                              YEAR ENDED          2000* TO
                                             DECEMBER 31,       DECEMBER 31,
                                               2001(a)             2000++
                                             ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $ 100.00           $ 100.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss).............        5.06               0.47
  Net realized and unrealized gain (loss)
    on investments and futures and foreign
    currency transactions..................        0.00***            0.00
                                               --------           --------
TOTAL FROM INVESTMENT OPERATIONS...........        5.06               0.47
                                               --------           --------
LESS DISTRIBUTIONS:
  From net investment income...............       (4.91)             (0.47)
  From net realized gains..................       (2.44)             (0.00)
  Reverse stock split......................        2.44               0.00
  Return of Capital........................       (0.15)                --
                                               --------           --------
TOTAL DISTRIBUTIONS........................       (5.06)             (0.47)
                                               --------           --------
NET ASSET VALUE, END OF PERIOD.............    $ 100.00           $ 100.00
                                               ========           ========
Total return...............................        5.18%              0.46%++
Ratios/Supplemental data:
  Net assets, end of period (000)..........    $408,910           $329,137
  Number of shares outstanding, end of
    period (000)...........................       4,089              3,213
Ratios to average net assets:
  Ratio of expenses to average net
    assets.................................        0.84%              0.78%+
  Ratio of net investment income (loss) to
    average net assets.....................        5.06%              6.90%+
(1) Ratio of expenses to average net assets
  prior to expense reductions and
  reimbursed expenses......................         N/A                N/A
(2) Ratio of net investment income (loss)
  to average net assets prior to expense
  reductions and reimbursed expenses.......         N/A                N/A
Portfolio turnover.........................         213%               139%++

------------------
  +  -- Annualized
 ++  -- Not annualized
  *  -- Commencement of operations
 (a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the period ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
N/A  -- Not applicable
  ++ -- Per share amounts were restated to reflect a 0.9762 reverse stock split, effective October 31, 2001.
 *** -- Rounds to less than $0.01

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             US GOVERNMENT SECURITIES                         ASSET ALLOCATION
                                    ------------------------------------------   ------------------------------------------
                                                                    FOR THE                                      FOR THE
                                                                  PERIOD FROM                                  PERIOD FROM
                                      FOR THE        FOR THE        MARCH 1,       FOR THE        FOR THE        MARCH 1,
                                     YEAR ENDED     YEAR ENDED      1999* TO      YEAR ENDED     YEAR ENDED      1999* TO
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      2001(a)          2000           1999         2001(a)          2000           1999
                                    ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $  10.07       $  9.50        $ 10.00        $   9.96       $  10.49      $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)....        0.46          0.53           0.44            0.21           0.29            0.24
  Net realized and unrealized gain
    (loss) on investments and
    futures and foreign currency
    transactions..................        0.27          0.57          (0.50)          (0.83)         (0.36)           0.62
                                      --------       -------        -------        --------       --------      ----------
TOTAL FROM INVESTMENT
  OPERATIONS......................        0.73          1.10          (0.06)          (0.62)         (0.07)           0.86
                                      --------       -------        -------        --------       --------      ----------
LESS DISTRIBUTIONS:
  From net investment income......       (0.46)        (0.53)         (0.44)          (0.21)         (0.29)          (0.24)
  From net realized gains.........       (0.00)        (0.00)         (0.00)          (1.10)         (0.17)          (0.13)
  In excess of net realized gain
    on investments................        0.00          0.00           0.00           (1.22)          0.00            0.00
  Return of Capital...............        0.00          0.00           0.00           (0.29)          0.00            0.00
                                      --------       -------        -------        --------       --------      ----------
TOTAL DISTRIBUTIONS...............       (0.46)        (0.53)         (0.44)          (2.82)         (0.46)          (0.37)
                                      --------       -------        -------        --------       --------      ----------
NET ASSET VALUE, END OF PERIOD....    $  10.34       $ 10.07        $  9.50        $   6.52       $   9.96      $    10.49
                                      ========       =======        =======        ========       ========      ==========
Total return......................        7.42%        12.00%         -0.66%++        -5.42%         -0.71%           8.61%
Ratios/Supplemental data:
  Net assets, end of period
    (000).........................    $150,807       $87,209        $76,468        $876,207       $986,504      $1,100,101
  Number of shares outstanding,
    end of period (000)...........      14,584         8,662          8,052         134,431         99,010         104,874
Ratios to average net assets:
  Ratio of expenses to average net
    assets........................        0.64%         0.68%          0.66%+          0.75%          0.78%           0.80%+
  Ratio of net investment income
    (loss) to average net
    assets........................        4.52%         5.54%          5.26%+          2.21%          2.61%           2.68%+
Portfolio turnover................         278%          121%           176%++          107%            19%              6%++

------------------
 +  -- Annualized
++  -- Not annualized
 *  -- Commencement of operations
(a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            EQUITY INCOME
                                                              ------------------------------------------
                                                                                              FOR THE
                                                                                            PERIOD FROM
                                                                FOR THE        FOR THE        MARCH 1,
                                                               YEAR ENDED     YEAR ENDED      1999* TO
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2001           2000           1999
                                                              ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $   8.15       $   7.16       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..............................        0.11           0.15           0.18
  Net realized and unrealized gain (loss) on investments and
    futures and foreign currency transactions...............        0.06           1.11          (0.68)
                                                                --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS............................        0.17           1.26          (0.50)
                                                                --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income................................       (0.11)         (0.15)         (0.18)
  From net realized gains...................................       (0.29)         (0.12)         (2.16)
  In excess of net realized gain on investments.............       (0.78)          0.00           0.00
  Return of Capital.........................................       (0.02)          0.00           0.00
                                                                --------       --------       --------
TOTAL DISTRIBUTIONS.........................................       (1.20)         (0.27)         (2.34)
                                                                --------       --------       --------
NET ASSET VALUE, END OF PERIOD..............................    $   7.12       $   8.15       $   7.16
                                                                ========       ========       ========
Total return................................................        2.92%         17.56%         -4.60%
Ratios/Supplemental data:
  Net assets, end of period (000)...........................    $628,075       $522,954       $486,690
  Number of shares outstanding, end of period (000).........      88,186         64,135         67,988
Ratios to average net assets:
  Ratio of expenses to average net assets...................        0.92%          0.79%          0.75%+
  Ratio of net investment income (loss) to average net
    assets..................................................        1.39%          2.06%          2.08%+
(1) Ratio of expenses to average net assets prior to expense
  reductions and reimbursed expenses........................        0.94%          0.85%          0.76%+
(2) Ratio of net investment income (loss) to average net
  assets prior to expense reductions and reimbursed
  expenses..................................................        1.37%          2.00%          2.07%+
Portfolio turnover..........................................          16%            58%            77%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           GROWTH & INCOME
                                                              ------------------------------------------
                                                                                              FOR THE
                                                                                            PERIOD FROM
                                                                FOR THE        FOR THE        MARCH 1,
                                                               YEAR ENDED     YEAR ENDED      1999* TO
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2001           2000           1999
                                                              ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  10.83       $  11.85       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..............................        0.05           0.06           0.01
  Net realized and unrealized gain (loss) on investments and
    futures and foreign currency transactions...............       (0.62)          0.44           2.31
                                                                --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS............................       (0.57)          0.50           2.32
                                                                --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income................................       (0.05)         (0.06)         (0.01)
  From net realized gains...................................       (0.00)         (1.46)         (0.46)
  In excess of net realized gain on investments.............       (0.70)          0.00           0.00
  Return of Capital.........................................       (0.06)          0.00           0.00
                                                                --------       --------       --------
TOTAL DISTRIBUTIONS.........................................       (0.81)         (1.52)         (0.47)
                                                                --------       --------       --------
NET ASSET VALUE, END OF PERIOD..............................    $   9.45       $  10.83       $  11.85
                                                                ========       ========       ========
Total return................................................       -4.77%          4.21%         23.50%++
Ratios/Supplemental data:
  Net assets, end of period (000)...........................    $436,285       $376,137       $235,062
  Number of shares outstanding, end of period (000).........      46,150         34,745         19,833
Ratios to average net assets:
  Ratio of expenses to average net assets...................        0.85%          0.79%          0.94%+
  Ratio of net investment income (loss) to average net
    assets..................................................        0.55%          0.61%          0.17%+
(1) Ratio of expenses to average net assets prior to expense
  reductions and reimbursed expenses........................        0.88%          0.82%          0.96%+
(2) Ratio of net investment income (loss) to average net
  assets prior to expense reductions and reimbursed
  expenses..................................................        0.52%          0.58%          0.15%+
Portfolio turnover..........................................          58%            94%            51%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    GROWTH
                                  ------------------------------------------
                                                                  FOR THE
                                                                PERIOD FROM
                                    FOR THE        FOR THE        MARCH 1,
                                   YEAR ENDED     YEAR ENDED      1999* TO
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      2001           2000           1999
                                  ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................   $    10.77     $    13.21     $    10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)......................        (0.00)         (0.01)          0.00**
  Net realized and unrealized
    gain (loss) on investments
    and futures and foreign
    currency transactions.......        (1.69)         (0.33)          3.95
                                   ----------     ----------     ----------
TOTAL FROM INVESTMENT
  OPERATIONS....................        (1.69)         (0.34)          3.95
                                   ----------     ----------     ----------
LESS DISTRIBUTIONS:
  From net investment income....        (0.00)         (0.02)         (0.00)**
  From net realized gains.......        (0.00)         (2.08)         (0.74)
  In excess of net realized gain
    on investments..............        (0.72)          0.00           0.00
  Return of Capital.............        (0.08)          0.00           0.00
                                   ----------     ----------     ----------
TOTAL DISTRIBUTIONS.............        (0.80)         (2.10)         (0.74)
                                   ----------     ----------     ----------
NET ASSET VALUE, END OF
  PERIOD........................   $     8.28     $    10.77     $    13.21
                                   ==========     ==========     ==========
Total return....................       -15.21%         -2.56%         40.03%++
Ratios/Supplemental data:
  Net assets, end of period
    (000).......................   $2,810,546     $3,349,618     $3,361,695
  Number of shares outstanding,
    end of period (000).........      339,611        311,039        254,497
Ratios to average net assets:
  Ratio of expenses to average
    net assets..................         0.88%          0.84%          0.80%+
  Ratio of net investment income
    (loss) to average net
    assets......................        -0.04%         -0.07%         -0.01%+
(1) Ratio of expenses to average
  net assets prior to expense
  reductions and reimbursed
  expenses......................         0.89%          0.86%          0.81%+
(2) Ratio of net investment
  income (loss) to average net
  assets prior to expense
  reductions and reimbursed
  expenses......................        -0.05%         -0.09%         -0.02%+
Portfolio turnover..............           40%            59%           129%++

                                           AGGRESSIVE OPPORTUNITIES
                                  ------------------------------------------
                                                                  FOR THE
                                                                PERIOD FROM
                                    FOR THE        FOR THE        MARCH 1,
                                   YEAR ENDED     YEAR ENDED      1999* TO
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      2001           2000           1999
                                  ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $  11.82       $  15.82       $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)......................       (0.07)         (0.03)         (0.04)
  Net realized and unrealized
    gain (loss) on investments
    and futures and foreign
    currency transactions.......       (1.56)         (1.45)          6.34
                                    --------       --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS....................       (1.63)         (1.48)          6.30
                                    --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income....       (0.00)         (0.00)         (0.00)
  From net realized gains.......        0.00          (2.52)         (0.48)
  In excess of net realized gain
    on investments..............       (0.00)**        0.00           0.00
  Return of Capital.............        0.00           0.00           0.00
                                    --------       --------       --------
TOTAL DISTRIBUTIONS.............        0.00          (2.52)         (0.48)
                                    --------       --------       --------
NET ASSET VALUE, END OF
  PERIOD........................    $  10.19       $  11.82       $  15.82
                                    ========       ========       ========
Total return....................      -13.75%         -9.35%         63.39%++
Ratios/Supplemental data:
  Net assets, end of period
    (000).......................    $819,047       $850,915       $631,505
  Number of shares outstanding,
    end of period (000).........      80,343         71,984         39,924
Ratios to average net assets:
  Ratio of expenses to average
    net assets..................        1.19%          1.24%          1.28%+
  Ratio of net investment income
    (loss) to average net
    assets......................       -0.67%         -0.28%         -0.48%+
(1) Ratio of expenses to average
  net assets prior to expense
  reductions and reimbursed
  expenses......................        1.24%          1.25%          1.28%+
(2) Ratio of net investment
  income (loss) to average net
  assets prior to expense
  reductions and reimbursed
  expenses......................       -0.72%         -0.29%         -0.48%+
Portfolio turnover..............         102%            41%            50%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Rounds to less than $0.01

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            INTERNATIONAL
                                                              ------------------------------------------
                                                                                              FOR THE
                                                                                            PERIOD FROM
                                                                FOR THE        FOR THE        MARCH 1,
                                                               YEAR ENDED     YEAR ENDED      1999* TO
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2001           2000           1999
                                                              ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  10.73       $  13.76       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..............................        0.06           0.07           0.08
  Net realized and unrealized gain (loss) on investments and
    futures and foreign currency transactions...............       (2.23)         (2.12)          4.15
                                                                --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS............................       (2.17)         (2.05)          4.23
                                                                --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income................................       (0.00)         (0.12)         (0.15)
  From net realized gains...................................       (0.00)         (0.86)         (0.32)
  In excess of net realized gain on investments.............       (0.25)          0.00           0.00
  Return of Capital.........................................       (0.11)          0.00           0.00
                                                                --------       --------       --------
TOTAL DISTRIBUTIONS.........................................       (0.36)         (0.98)         (0.47)
                                                                --------       --------       --------
NET ASSET VALUE, END OF PERIOD..............................    $   8.20       $  10.73       $  13.76
                                                                ========       ========       ========
Total return................................................      -20.16%        -14.91%         42.62%++
Ratios/Supplemental data:
  Net assets, end of period (000)...........................    $304,357       $326,534       $316,937
  Number of shares outstanding, end of period (000).........      37,135         30,423         23,039
Ratios to average net assets:
  Ratio of expenses to average net assets...................        1.18%          1.13%          1.12%+
  Ratio of net investment income (loss) to average net
    assets..................................................        0.56%          0.46%          0.86%+
(1) Ratio of expenses to average net assets prior to expense
  reductions and reimbursed expenses........................        1.20%          1.15%          1.14%+
(2) Ratio of net investment income (loss) to average net
  assets prior to expense reductions and reimbursed
  expenses..................................................        0.54%          0.44%          0.84%+
Portfolio turnover..........................................          37%            40%            29%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations

                               VANTAGEPOINT FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                CORE BOND INDEX
                                      -------------------------------------------------------------------
                                                                                       FOR THE PERIOD
                                              FOR THE                  FOR THE         FROM MARCH 1,
                                             YEAR ENDED              YEAR ENDED           1999* TO
                                            DECEMBER 31,            DECEMBER 31,        DECEMBER 31,
                                                2001                    2000                1999
                                      ------------------------   -------------------   --------------
                                      CLASS I(a)   CLASS II(a)   CLASS I    CLASS II      CLASS I
                                      ----------   -----------   --------   --------   --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................   $   9.85     $   9.88     $   9.41   $  9.43       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............       0.52         0.55         0.60      0.62           0.49
  Net realized and unrealized gain
    (loss) on investments and
    futures and foreign currency....       0.30         0.29         0.44      0.45          (0.59)
                                       --------     --------     --------   -------       --------
TOTAL FROM INVESTMENT OPERATIONS....       0.82         0.84         1.04      1.07          (0.10)
                                       --------     --------     --------   -------       --------
LESS DISTRIBUTIONS:
  From net investment income........      (0.60)       (0.62)       (0.60)    (0.62)         (0.49)
                                       --------     --------     --------   -------       --------
TOTAL DISTRIBUTIONS.................      (0.60)       (0.62)       (0.60)    (0.62)         (0.49)
                                       --------     --------     --------   -------       --------
NET ASSET VALUE, END OF PERIOD......   $  10.07     $  10.10     $   9.85   $  9.88       $   9.41
                                       ========     ========     ========   =======       ========
Total return........................       8.51%        8.71%       11.43%    11.73%         -1.05%++
Ratios/Supplemental data:
  Net assets, end of period (000)...   $343,980     $116,664     $293,330   $81,972       $261,607
  Number of shares outstanding, end
    of period (000).................     34,158       11,552       29,767     8,296         27,796
Ratios to average net assets:
  Ratio of expenses to average net
    assets**........................       0.48%        0.28%        0.47%     0.27%          0.47%+
  Ratio of net investment income to
    average net assets..............       5.58%        5.78%        6.30%     6.53%          5.99%+

                                      CORE BOND INDEX
                                      --------------
                                      FOR THE PERIOD
                                      FROM APRIL 5,
                                         1999* TO
                                       DECEMBER 31,
                                           1999
                                      --------------
                                         CLASS II
                                      --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............        0.45
  Net realized and unrealized gain
    (loss) on investments and
    futures and foreign currency....       (0.57)
                                         -------
TOTAL FROM INVESTMENT OPERATIONS....       (0.12)
                                         -------
LESS DISTRIBUTIONS:
  From net investment income........       (0.45)
                                         -------
TOTAL DISTRIBUTIONS.................       (0.45)
                                         -------
NET ASSET VALUE, END OF PERIOD......     $  9.43
                                         =======
Total return........................       -1.19%++
Ratios/Supplemental data:
  Net assets, end of period (000)...     $48,288
  Number of shares outstanding, end
    of period (000).................       5,118
Ratios to average net assets:
  Ratio of expenses to average net
    assets**........................        0.27%+
  Ratio of net investment income to
    average net assets..............        6.26%+

------------------
 +  -- Annualized
++  -- Not annualized
 *  -- Commencement of operations
(a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the period ended December 31, 2001 was a decrease in net investment income per share of $0.08 and $0.07, for Class I and Class II, respectively, an increase in net realized and unrealized gains and losses per share of $0.08 and $0.07, for Class I and Class II, respectively, and a decrease in the ratio of net investment income to average net assets from 5.98% to 5.58% and from 6.17% to 5.78% for Class I and Class II, respectively. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
**  -- Includes effect of expenses allocated from Master Investment Portfolio

                               VANTAGEPOINT FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        500 STOCK INDEX
                                      ---------------------------------------------------------------------------
                                                                                 FOR THE PERIOD       FOR THE PERIOD
                                           FOR THE               FOR THE         FROM MARCH 1,        FROM APRIL 5,
                                          YEAR ENDED           YEAR ENDED           1999* TO             1999* TO
                                         DECEMBER 31,         DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
                                             2001                 2000                1999                 1999
                                      ------------------   -------------------   --------------       --------------
                                      CLASS I   CLASS II   CLASS I    CLASS II      CLASS I              CLASS II
                                      -------   --------   --------   --------   --------------       --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................  $ 10.43   $   9.95   $  11.85   $  11.32      $  10.00             $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............     0.08       0.09       0.10       0.10          0.09                 0.08
  Net realized and unrealized gain
    (loss) on investments and
    futures and foreign currency....    (1.37)     (1.31)     (1.24)     (1.16)         1.86                 1.36
                                      -------   --------   --------   --------      --------             --------
TOTAL FROM INVESTMENT OPERATIONS....    (1.29)     (1.22)     (1.14)     (1.06)         1.95                 1.44
                                      -------   --------   --------   --------      --------             --------
LESS DISTRIBUTIONS:
  From net investment income........    (0.08)     (0.10)     (0.07)     (0.10)        (0.07)               (0.09)
  From net realized gains...........    (0.00)     (0.00)     (0.21)     (0.21)        (0.03)               (0.03)
  Return of Capital.................    (0.01)     (0.01)      0.00       0.00          0.00                 0.00
                                      -------   --------   --------   --------      --------             --------
TOTAL DISTRIBUTIONS.................    (0.09)     (0.11)     (0.28)     (0.31)        (0.10)               (0.12)
                                      -------   --------   --------   --------      --------             --------
NET ASSET VALUE, END OF PERIOD......  $  9.05   $   8.62   $  10.43   $   9.95      $  11.85             $  11.32
                                      =======   ========   ========   ========      ========             ========
Total return........................   -12.29%    -12.17%     -9.61%     -9.36%        19.52%++             14.44%++
Ratios/Supplemental data:
  Net assets, end of period (000)...  $97,478   $144,574   $100,732   $149,423      $135,372             $119,236
  Number of shares outstanding, end
    of period (000).................   10,774     16,772      9,654     15,016        11,428               10,532
Ratios to average net assets:
  Ratio of expenses to average net
    assets**........................     0.47%      0.27%      0.44%      0.24%         0.44%+               0.24%+
  Ratio of net investment income to
    average net assets..............     0.89%      1.09%      0.83%      1.02%         1.04%+               1.23%+

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               BROAD MARKET INDEX
                                    -----------------------------------------

                                    FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                       DECEMBER 31,          DECEMBER 31,
                                           2001                  2000
                                    -------------------   -------------------
                                    CLASS I    CLASS II   CLASS I    CLASS II
                                    --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................  $  10.17   $   9.67   $  12.21   $  11.68
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)....      0.08       0.09       0.11       0.10
  Net realized and unrealized gain
    (loss) on investments and
    futures and foreign currency
    transactions..................     (1.30)     (1.24)     (1.42)     (1.35)
                                    --------   --------   --------   --------
TOTAL FROM INVESTMENT
  OPERATIONS......................     (1.22)     (1.15)     (1.31)     (1.25)
                                    --------   --------   --------   --------
LESS DISTRIBUTIONS:
  From net investment income......     (0.06)     (0.08)     (0.08)     (0.11)
  From net realized gains.........     (0.09)     (0.09)     (0.65)     (0.65)
                                    --------   --------   --------   --------
TOTAL DISTRIBUTIONS...............     (0.15)     (0.17)     (0.73)     (0.76)
                                    --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD....  $   8.80   $   8.35   $  10.17   $   9.67
                                    ========   ========   ========   ========
Total return......................    -11.87%    -11.73%    -10.78%    -10.69%
Ratios/Supplemental data:
  Net assets, end of period
    (000).........................  $255,532   $240,617   $313,268   $248,565
  Number of shares outstanding,
    end of period (000)...........    29,040     28,802     30,814     25,701
Ratios to average net assets:
  Ratio of expenses to average net
    assets**......................      0.47%      0.27%      0.47%      0.27%
  Ratio of net investment income
    (loss) to average net
    assets........................      0.85%      1.05%      0.74%      0.94%

                                          BROAD MARKET INDEX
                                    -------------------------------
                                      FOR THE            FOR THE
                                    PERIOD FROM        PERIOD FROM
                                      MARCH 1,           APRIL 5,
                                      1999* TO           1999* TO
                                    DECEMBER 31,       DECEMBER 31,
                                        1999               1999
                                    ------------       ------------
                                      CLASS I            CLASS II
                                    ------------       ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $  10.00           $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)....        0.10               0.09
  Net realized and unrealized gain
    (loss) on investments and
    futures and foreign currency
    transactions..................        2.30               1.80
                                      --------           --------
TOTAL FROM INVESTMENT
  OPERATIONS......................        2.40               1.89
                                      --------           --------
LESS DISTRIBUTIONS:
  From net investment income......       (0.09)             (0.11)
  From net realized gains.........       (0.10)             (0.10)
                                      --------           --------
TOTAL DISTRIBUTIONS...............       (0.19)             (0.21)
                                      --------           --------
NET ASSET VALUE, END OF PERIOD....    $  12.21           $  11.68
                                      ========           ========
Total return......................       24.07%++           19.01%++
Ratios/Supplemental data:
  Net assets, end of period
    (000).........................    $519,581           $163,050
  Number of shares outstanding,
    end of period (000)...........      42,539             13,963
Ratios to average net assets:
  Ratio of expenses to average net
    assets**......................        0.46%+             0.26%+
  Ratio of net investment income
    (loss) to average net
    assets........................        0.99%+             1.18%+

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                MID/SMALL COMPANY INDEX
                                        ---------------------------------------

                                        FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                           DECEMBER 31,         DECEMBER 31,
                                               2001                 2000
                                        ------------------   ------------------
                                        CLASS I   CLASS II   CLASS I   CLASS II
                                        -------   --------   -------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................  $ 11.50   $ 11.02    $ 13.92   $ 13.37
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)........     0.07      0.08       0.06      0.09
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................    (1.22)    (1.16)     (2.14)    (2.06)
                                        -------   -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS......    (1.15)    (1.08)     (2.08)    (1.97)
                                        -------   -------    -------   -------
LESS DISTRIBUTIONS:
  From net investment income..........    (0.05)    (0.08)     (0.05)    (0.09)
  From net realized gains.............    (0.08)    (0.08)     (0.29)    (0.29)
  Return of capital...................    (0.01)     0.00       0.00      0.00
                                        -------   -------    -------   -------
TOTAL DISTRIBUTIONS...................    (0.14)    (0.16)     (0.34)    (0.38)
                                        -------   -------    -------   -------
NET ASSET VALUE, END OF PERIOD........  $ 10.21   $  9.78    $ 11.50   $ 11.02
                                        =======   =======    =======   =======
Total return..........................    -9.90%    -9.65%    -14.91%   -14.75%
Ratios/Supplemental data:
  Net assets, end of period (000).....  $30,220   $30,158    $33,805   $34,334
  Number of shares outstanding, end of
    period (000)......................    2,959     3,085      2,940     3,115
Ratios to average net assets:
  Ratio of expenses to average net
    assets**..........................     0.55%     0.35%      0.51%     0.31%
  Ratio of net investment income
    (loss) to average net assets......     0.63%     0.83%      0.52%     0.73%

                                            MID/SMALL COMPANY INDEX
                                        -------------------------------
                                          FOR THE            FOR THE
                                        PERIOD FROM        PERIOD FROM
                                          MARCH 1,           APRIL 5,
                                          1999* TO           1999* TO
                                        DECEMBER 31,       DECEMBER 31,
                                            1999               1999
                                        ------------       ------------
                                          CLASS I            CLASS II
                                        ------------       ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $ 10.00             $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)........       0.06               0.07
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................       4.02               3.48
                                          -------             ------
TOTAL FROM INVESTMENT OPERATIONS......       4.08               3.55
                                          -------             ------
LESS DISTRIBUTIONS:
  From net investment income..........      (0.06)             (0.08)
  From net realized gains.............      (0.10)             (0.10)
  Return of capital...................       0.00               0.00
                                          -------             ------
TOTAL DISTRIBUTIONS...................      (0.16)             (0.18)
                                          -------             ------
NET ASSET VALUE, END OF PERIOD........    $ 13.92             $13.37
                                          =======             ======
Total return..........................      40.90%++           35.64%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $21,548             $9,296
  Number of shares outstanding, end of
    period (000)......................      1,548                695
Ratios to average net assets:
  Ratio of expenses to average net
    assets**..........................       0.60%+             0.40%+
  Ratio of net investment income
    (loss) to average net assets......       0.75%+             0.97%+

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    OVERSEAS EQUITY INDEX
                                          -------------------------------------------------------------------------
                                                                                      FOR THE            FOR THE
                                                                                    PERIOD FROM        PERIOD FROM
                                                                                      MARCH 1,           APRIL 5,
                                          FOR THE YEAR ENDED   FOR THE YEAR ENDED     1999* TO           1999* TO
                                             DECEMBER 31,         DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                 2001                 2000              1999               1999
                                          ------------------   ------------------   ------------       ------------
                                          CLASS I   CLASS II   CLASS I   CLASS II     CLASS I            CLASS II
                                          -------   --------   -------   --------   ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $ 10.13    $ 9.64    $ 12.75    $12.19      $ 10.00             $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..........     0.09      0.10       0.16      0.13         0.11               0.15
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency transactions...    (2.30)    (2.19)     (2.10)    (1.96)        2.88               2.30
                                          -------    ------    -------    ------      -------             ------
TOTAL FROM INVESTMENT OPERATIONS........    (2.21)    (2.09)     (1.94)    (1.83)        2.99               2.45
                                          -------    ------    -------    ------      -------             ------
LESS DISTRIBUTIONS:
  From net investment income............    (0.07)    (0.08)     (0.11)    (0.15)       (0.17)             (0.19)
  From net realized gains...............    (0.01)    (0.01)     (0.57)    (0.57)       (0.07)             (0.07)
  Return of Capital.....................    (0.06)    (0.06)      0.00      0.00         0.00               0.00
                                          -------    ------    -------    ------      -------             ------
TOTAL DISTRIBUTIONS.....................    (0.14)    (0.15)     (0.68)    (0.72)       (0.24)             (0.26)
                                          -------    ------    -------    ------      -------             ------
NET ASSET VALUE, END OF PERIOD..........  $  7.78    $ 7.40    $ 10.13    $ 9.64      $ 12.75             $12.19
                                          =======    ======    =======    ======      =======             ======
Total return............................   -21.77%   -21.56%    -15.21%   -15.02%       30.03%++           24.59%++
Ratios/Supplemental data:
  Net assets, end of period (000).......  $35,682    $8,234    $34,167    $9,950      $48,416             $8,623
  Number of shares outstanding, end of
    period (000)........................    4,581     1,113      3,372     1,033        3,798                708
Ratios to average net assets:
  Ratio of expenses to average net
    assets**............................     0.68%     0.48%      0.67%     0.47%        0.95%+             0.75%+
  Ratio of net investment income (loss)
    to average net assets...............     1.05%     1.28%      1.07%     1.20%        1.17%+             1.53%+

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       MODEL PORTFOLIOS
                                                   ---------------------------------------------------------
                                                        SAVINGS ORIENTED             CONSERVATIVE GROWTH
                                                   ---------------------------   ---------------------------
                                                                    FOR THE                       FOR THE
                                                                  PERIOD FROM                   PERIOD FROM
                                                     FOR THE      DECEMBER 4,      FOR THE      DECEMBER 4,
                                                    YEAR ENDED      2000* TO      YEAR ENDED      2000* TO
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       2001           2000           2001           2000
                                                   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $  25.09       $  25.00       $  24.81       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..........................        0.96           0.16           0.83           0.14
  Net realized and unrealized gain on investments
    and futures and foreign currency
    transactions.................................       (0.32)          0.21          (0.95)          0.33
                                                     --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS.................        0.64           0.37          (0.12)          0.47
                                                     --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income.....................       (1.47)         (0.15)         (1.27)         (0.14)
  From net realized gains........................       (0.85)         (0.13)         (1.17)         (0.52)
  In excess of net realized gain on
    investments..................................       (0.37)          0.00          (0.53)          0.00
  Return of Capital..............................       (0.13)          0.00          (0.20)          0.00
                                                     --------       --------       --------       --------
Total distributions..............................       (2.82)         (0.28)         (3.17)         (0.66)
                                                     --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD...................    $  22.91       $  25.09          21.52       $  24.81
                                                     ========       ========       ========       ========
Total return.....................................        2.81%          1.48%          0.09%          1.89%
Ratios/Supplemental data:
  Net assets, end of period (000)................    $137,029       $101,093       $280,813       $236,682
  Number of shares outstanding, end of period
    (000)........................................       5,982          4,029         13,048          9,539
Ratios to average net assets:
  Ratio of expenses to average net assets........        0.18%          0.13%+         0.15%          0.12%+
  Ratio of net investment income to average net
    assets.......................................        3.76%          8.95%+         3.17%          8.26%+
Portfolio turnover...............................          14%             2%++          15%             1%++

------------------
 + --Annualized
++ --Not annualized
 * --Commencement of operations

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     MODEL PORTFOLIOS
                                                 ---------------------------------------------------------
                                                     TRADITIONAL GROWTH             LONG-TERM GROWTH
                                                 ---------------------------   ---------------------------
                                                                  FOR THE                       FOR THE
                                                                PERIOD FROM                   PERIOD FROM
                                                   FOR THE      DECEMBER 4,      FOR THE      DECEMBER 4,
                                                  YEAR ENDED      2000* TO      YEAR ENDED      2000* TO
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2001           2000           2001           2000
                                                 ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $  24.64       $  25.00       $  24.53       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................        0.57           0.14           0.36           0.15
  Net realized and unrealized gain on
    investments and futures and foreign
    currency transactions......................       (1.69)          0.47          (2.39)          0.66
                                                   --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS...............       (1.12)          0.61          (2.03)          0.81
                                                   --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income...................       (0.92)         (0.14)         (0.62)         (0.15)
  From net realized gains......................       (1.78)         (0.83)         (2.11)         (1.13)
  In excess of net realized gain on
    investments................................       (0.62)          0.00          (0.59)          0.00
  Return of Capital............................       (0.14)          0.00          (0.02)          0.00
                                                   --------       --------       --------       --------
Total distributions............................       (3.46)         (0.97)         (3.34)         (1.28)
                                                   --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD.................    $  20.06       $  24.64       $  19.16       $  24.53
                                                   ========       ========       ========       ========
Total return...................................       -3.62%          2.46%         -7.15%          3.23%
Ratios/Supplemental data:
  Net assets, end of period (000)..............    $571,357       $489,791       $533,348       $467,522
  Number of shares outstanding, end of period
    (000)......................................      28,482         19,678         27,832         19,056
Ratios to average net assets:
  Ratio of expenses to average net assets......        0.15%          0.11%+         0.15%          0.11%+
  Ratio of net investment income to average net
    assets.....................................        2.20%          8.22%+         1.40%          8.05%+
Portfolio turnover.............................          13%             0%++*         10%             0%++*

------------------
 + --Annualized
++ --Not annualized
 * --Commencement of operations
 * --Rounds to less than 1%

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   MODEL PORTFOLIOS
                                                              ---------------------------
                                                                   ALL-EQUITY GROWTH
                                                              ---------------------------
                                                                               FOR THE
                                                                             PERIOD FROM
                                                                FOR THE      DECEMBER 4,
                                                               YEAR ENDED      2000* TO
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2001           2000
                                                              ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 24.27        $ 25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................       0.13           0.16
  Net realized and unrealized gain on investments and
    futures and foreign currency transactions...............      (3.05)          0.72
                                                                -------        -------
TOTAL FROM INVESTMENT OPERATIONS............................      (2.92)          0.88
                                                                -------        -------
LESS DISTRIBUTIONS:
  From net investment income................................      (0.42)         (0.16)
  From net realized gains...................................      (1.02)         (1.45)
  In excess of net realized gain on investments.............      (0.49)          0.00
  Return of Capital.........................................      (0.01)          0.00
                                                                -------        -------
Total distributions.........................................      (1.94)         (1.61)
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $ 19.41        $ 24.27
                                                                =======        =======
Total return................................................     -11.13%          3.53%
Ratios/Supplemental data:
  Net assets, end of period (000)...........................    $37,812        $11,697
  Number of shares outstanding, end of period (000).........      1,948            482
Ratios to average net assets:
  Ratio of expenses to average net assets...................       0.20%          0.13%+
  Ratio of net investment income to average net assets......       0.21%          9.23%+
Portfolio turnover..........................................         18%             2%++

------------------
 + --Annualized
++ --Not annualized
 * --Commencement of operations

The Statement of Additional
Information ("SAI") includes
additional information about The
Vantagepoint Funds. The SAI has been
filed with the Securities and Exchange
Commission ("SEC") and is incorporated
by reference into this prospectus.
This means that the SAI, for legal
purposes, is part of this prospectus.

Additional information about the
Funds' investments is available in the
annual and semi-annual reports to
shareholders. In the Funds' annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Funds' performance during its last
year.

You can obtain a free copy of the SAI
and the most recent annual or
semi-annual report by calling
1-800-669-7400. You may also call
1-800-669-7400 to request other
information or to make shareholder
inquiries.

Information about the Fund (including
the SAI) can be reviewed and copied at
the Securities and Exchange
Commission's Public Reference Room in
Washington, D.C., or from the EDGAR
Database on the SEC's website
(http://www.sec.gov). Information on
the operation of the Public Reference
Room may be obtained by calling the
Commission at 1-202-942-8090. Copies
of this information may be obtained
upon payment of a duplicating fee, by
writing to: Securities and Exchange
Commission, Public Reference Section,
Washington, D.C. 20549-0102. You may
also obtain this information, upon
payment of a duplicating fee, by
e-mailing the SEC at the following
address: publicinfo@sec.gov.

Reports and other information about
the Funds are also available on the
Commission's Internet site at
http://www.sec.gov.

Investment Company Act file number:
811-08941

BRC000-072-200105-181

            [RECYCLE LOGO]
THIS PROSPECTUS IS PRINTED ENTIRELY ON
           RECYCLED PAPER.

                            THE VANTAGEPOINT FUNDS


                     STATEMENT OF ADDITIONAL INFORMATION


                                 MAY 1, 2002

The Vantagepoint Funds is a no-load, diversified open-end management investment company. The Vantagepoint Funds operates as a "series" investment company, offering nineteen distinct investment portfolios (the "Funds"), each Fund having different investment objectives. This Statement of Additional Information ("SAI") contains additional information about the Funds.

This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' current Prospectus, dated May 1, 2002 (the "Prospectus"). The Funds' annual report is a separate document that includes the Funds' most recent audited financial statements which are incorporated by reference into this SAI. A copy of the Prospectus may be obtained by writing to the Funds, calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org.


                              TABLE OF CONTENTS

                                                    PAGE
                                                    ----
   Investment Objectives & Policies............        2
   Management of The Vantagepoint Funds........        8
   Compensation................................       11
   Committees of the Board.....................       11
   Director's Consideration of Investment
     Advisory and Sub Advisory Agreements......       12
   Control Persons and Principal Holders of
     Securities................................       12
   Investment Advisory and Other Services......       12
   Subadvisors.................................       15
   Portfolio Transactions of the Funds.........       20
   Capital Stock and Other Securities..........       21
   Purchase, Redemption, and Pricing of Shares.       22
   Taxation of the Fund........................       23
   Calculation of Performance Data.............       24
   Legal Counsel, Independent Accountants, &
     Custodian.................................       26
   Financial Statements........................       26
   Appendix - Bond Ratings.....................       27


DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS


                             GENERAL INFORMATION

The Vantagepoint Funds is a no-load, diversified open-end management investment company organized as a Delaware business trust on July 28, 1998. The Vantagepoint Funds are managed by Vantagepoint Investment Advisers, LLC ("VIA"), which in turn hires, subject to the approval of the Board of Directors, and manages subadvisers who are responsible for the day-to-day management and security selections for the Funds. The Vantagepoint Funds are as follows:

        Actively Managed Funds:        Money Market Fund
                                       Income Preservation Fund
                                       US Government Securities Fund
                                       Asset Allocation Fund
                                       Equity Income Fund
                                       Growth & Income Fund
                                       Growth Fund
                                       Aggressive Opportunities Fund
                                       International Fund


        Index Funds:                   Core Bond Index Fund
                                       500 Stock Index Fund
                                       Broad Market Index Fund
                                       Mid/Small Company Index Fund
                                       Overseas Equity Index Fund
        Model Portfolio Funds:         Model Portfolio Savings Oriented Fund
                                       Model Portfolio Conservative Growth Fund
                                       Model Portfolio Traditional Growth Fund
                                       Model Portfolio Long-Term Growth Fund
                                       Model Portfolio All-Equity Growth Fund

The following discussion of investment objectives and policies for the Funds supplements the discussion of those objectives and policies that is in the Prospectus.


                      INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund have been adopted by the Board of Directors of the Vantagepoint Funds to govern the management and administration of each Fund by VIA. Those designated as fundamental in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be reviewed and revised at the discretion of the Board of Directors.

With the exception of the Money Market Fund, the assets of each actively-managed Fund are managed by one or more subadvisers. Subadvisers are retained to manage a particular portion of each Fund under the terms of written investment advisory contracts with VIA and the applicable Fund.

The Money Market Fund is invested in the Short Term Investments Co. Liquid Assets Portfolio, a registered money market mutual fund. The mutual fund's investment adviser is AIM Advisors, Inc.

The Model Portfolio Funds respective investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The Model Portfolio Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio Funds currently allocate their assets among the various portfolios offered by The Vantagepoint Funds. Each current underlying fund's investment objective and principal investment strategy is described in The Vantagepoint Funds' current Prospectus.

As explained in the Prospectus, each Index Fund is structured as a "feeder" fund investing in a "Master Portfolio" which has substantially similar investment objectives and strategies as the applicable Index Fund. The investment adviser for each "Master Portfolio" in which the corresponding Index Fund invests is Barclays Global Fund Advisors ("Barclays").

Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is either registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 or is a Bank, Insurance Company or Trust Company exempt as such from registration. Further information on each Fund's subadviser(s) may be found in the Prospectus and this SAI.

Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to its account in a manner consistent with the Fund's investment policies and guidelines and within such further investment limitations and conditions as may be established by VIA.

A formal review and appraisal of each Fund's investment objectives and performance will be conducted periodically by the Board of Directors, and any material changes in the Fund's fundamental investment objectives will be put to a vote of its shareholders. The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities.

The 500 Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), nor are the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold, or promoted by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Wilshire 4500 Index(R) or the Wilshire 5000 Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Wilshire 4500 Index and Wilshire 5000 Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Wilshire 4500 Index or the Wilshire 5000 Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Wilshire 4500 Index, the Wilshire 5000 Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate by the Board of Directors.

Standard & Poor's 500 Stock Index ("S&P 500 Index") -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

Standard & Poor's/BARRA Value Index -- a subset of the S & P 500 Index that includes stocks with lower price-to-book ratios.

Wilshire 5000 Equity Index -- consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available; the broadest measure of the U.S. equity market.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for those included in the Standard & Poor's 500 Index; represents mid- and small-capitalization companies.

Morgan Stanley Capital International EAFE Index ("EAFE Index") -- consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE Free Index -- ("EAFE Free Index") A subset of the EAFE Index, that excludes securities that are not available for purchase by foreign investors.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Aggregate Bond Index -- measures the total universe of investment-grade fixed income securities.

Lehman Brothers Government/Credit Bond Index -- consists of U.S. Treasury, agency, and corporate securities rated BBB or better.

Lehman Brothers Intermediate Government Bond Index -- an unmanagaged index that tracks the performance of intermediate U.S. Government securities.

Merrill Lynch 5-7 Year Treasury Index -- consists of all Treasury obligations with maturities between 5 and 7 years.



ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the Prospectus, the Vantagepoint Funds (which includes the underlying Vantagepoint Funds for the Model Portfolio Funds) are authorized to invest in the types of securities and financial instruments listed below. Not all Funds will invest in all such securities and/or financial instruments as indicated below.

Currently, the Model Portfolios expect to be fully invested in shares of underlying funds.

A. CASH/CASH EQUIVALENTS: Fixed income obligations with maturity less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. All funds may also participate in repurchase agreements and reverse repurchase agreements.

B. FINANCIAL FUTURES: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. Such instruments are considered as the same type of security in which a Fund invests primarily for the purpose of any limitations set forth here or in the Prospectus.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract, therefore a Fund may be unable to close out its futures contracts at a time that is advantageous.

C. EXCHANGE - TRADED FUNDS: The Master Investment Portfolios ("MIPs") in which the Index Funds invest may purchase shares of exchange-traded funds ("ETF"), including shares that are affiliates of the MIPs. Typically, a Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies, and purchases are governed by applicable SEC regulations for such investments.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


OTHER INVESTMENTS:

The Funds (which include the underlying Vantagepoint Funds for the Model Portfolio Funds) may invest in certain other instruments as follows:

    i. Rights and Warrants. All Funds except the Money Market Fund and the US Government Securities Fund.

    ii. Convertible Securities. All Funds except the Money Market Fund and the US Government Securities Fund.

    iii. Currency Forward contracts. The International Fund, the Growth Fund and the Overseas Equity Index Fund may use these types of contracts for currency management.

    iv. Options. The Income Preservation Fund may use financial derivative instruments such as futures, options and swaps to manage interest rate exposure.

The Income Preservation Fund may invest to a limited extent in high yield securities and non-dollar denominated debt securities. The Fund's investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See the "Appendix" to this SAI for more information regarding Bond ratings.

ELIGIBLE PRACTICES: There are no restrictions on subadvisers as to the following:

    - Fund turnover.

    - Realized gains and losses.

These guidelines are not fundamental policies and may be changed by the Funds' Board of Directors without a vote of shareholders.


FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies supplement the Funds' investment limitations set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Vantagepoint Funds for the Model Portfolio Funds) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without the approval of a dollar-weighted majority of the outstanding shares (the term "majority" is used as defined in the Investment Company Act of 1940) of that Fund. A Fund may not:

(1) Issue senior securities, (as defined in the Investment Company Act of 1940) except as permitted by rule, regulation, or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (this restriction is not fundamental);

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act of 1940 or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets. An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder as for purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be making loans.

(5) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(6) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(7) Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(8) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(9) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940 or by any rule, regulation, opinion or interpretation of the Commission. Notwithstanding this restriction, the Index Funds and the Money Market Fund may enter into arrangements as described in the Prospectus and in this SAI. A Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(10) Invest in companies for the purpose of exercising control or management;
and

(11) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and Income Preservation Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The above-mentioned Fund policies and investment limitations are considered at the time investment securities are purchased (with the exception of the restriction on illiquid securities).


THE INDEX FUNDS

Each Index Fund is managed by Barclays using quantitative, structured and passive management techniques. Each such Fund is structured as a "feeder" fund which invests in a Master Portfolio of Master Investment Portfolio ("MIP"). The "Master Portfolio" invests in securities in accordance with investment objectives, policies, and limitations that are substantially similar to those of the applicable Index Fund.

The Broad Market Index Fund's Master Portfolio invests substantially all of its assets in two other Master Portfolios of MIP. One of these Master Portfolios, in turn, invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index. The other Master Portfolio, in turn, invests substantially all of its assets in stocks comprising the S&P 500 Index (together, the "Underlying Portfolios"). The Master Portfolio's assets will be invested in the Underlying Portfolios in proportions adjusted periodically to maintain the capitalization range of the Wilshire 5000 Index. The Overseas Equity Index Fund's Master Portfolio is the International Index Master Portfolio which seeks to match the total return performance of an international portfolio of common stocks represented by the EAFE Free Index.

The assets of the Vantagepoint Index Funds are invested in these Master Portfolios in proportions that are designed to meet their respective objectives. The Vantagepoint 500 Stock Index Fund invests exclusively in the S&P 500 Index Master Portfolio. The Vantagepoint Mid/Small Company Index Fund invests exclusively in the Extended Index Master Portfolio. The Vantagepoint Overseas Equity Index Fund invests exclusively in the International Index Master Portfolio. The Vantagepoint Broad Market Index Fund invests in the U.S. Equity Master Portfolio which, in turn, invests in both Underlying Portfolios in proportions that are designed to approximate the performance of the Wilshire 5000 Index. Finally, the Vantagepoint Core Bond Index Fund invests in the Bond Index Master Portfolio that is designed to track its benchmark index.

The Index Funds employ "passive" management techniques, meaning that each Fund tries to match, as closely as possible, the performance of its benchmark index. Because it would be very expensive to buy and sell all of the stocks (or bonds, as the case may be) in the target index, the Overseas Equity, the Mid/Small Company, the Broad Market, and the Core Bond Index Funds use a "sampling" technique. Using computer programs, each of these Funds selects securities that will recreate its benchmark index in terms of factors such as industry, size, and other characteristics. Therefore, the performance of the Funds versus their respective benchmarks can be expected to deviate more than that of funds investing in all of the securities contained in a benchmark.

FUNDAMENTAL OPERATING POLICIES OF THE MASTER PORTFOLIOS

Fundamental Investment Restrictions. Each Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. Each Master Portfolio may not:

     (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

     (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     (3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     (4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (5) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (6) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     (7) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

Non-Fundamental Investment Restrictions. Each Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trustees of MIP, at any time. Each Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

     (1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate.

     Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

     (2) The Master Portfolio may not invest more than 15% of the Master Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     (4) The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

     (5) Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

                     MANAGEMENT OF THE VANTAGEPOINT FUNDS

The Vantagepoint Funds is organized as a Delaware business trust and is governed by a 7-member Board of Directors, two of whom are "interested" directors as that term is defined in the Investment Company Act of 1940. The Directors stand in the position of fiduciaries to the shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of shareholders. The Directors are responsible for the overall supervision of the operations of the Vantagepoint Funds and evaluation of the performance of its investment adviser.

Vantagepoint Investment Advisers, LLC ("VIA") serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The Officers of the Vantagepoint Funds are also officers of VIA. The Officers of the Funds manage its day-to-day operations and are responsible to the Funds' Board of Directors.

                 INFORMATION ABOUT THE OFFICERS AND DIRECTORS

The following table provides information about the Directors and executive officers of the Funds. Each Director oversees all nineteen portfolios of the Funds. The mailing address for the Directors and executive officers of the Funds is 777 North Capitol Street NE, Suite 600, Washington, D.C. 20002.

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE     POSITION(s) HELD     TERM OF OFFICE AND LENGTH OF TIME    PRINCIPAL OCCUPATION(s)         OTHER
                          WITH FUND            SERVED                               DURING PAST 5 YEARS             DIRECTORSHIPS
                                                                                                                    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
N. Anthony Calhoun (54)   Chairman of the      Elected November, 1998               Treasurer  - District of        N/A
Chevy Chase, MD           Board and Director   Term expires October, 2006           Columbia (2001 to present);
                                                                                    Deputy Executive Director &

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE     POSITION(s) HELD     TERM OF OFFICE AND LENGTH OF TIME    PRINCIPAL OCCUPATION(s)         OTHER
                          WITH FUND            SERVED                               DURING PAST 5 YEARS             DIRECTORSHIPS
                                                                                                                    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Chief Financial Officer -
                                                                                    Pension Benefit Guaranty
                                                                                    Corp. (1993-2001)
------------------------------------------------------------------------------------------------------------------------------------
Donna Gilding (61)        Director             Director since November, 1998        Chief Investment Officer-       N/A
New York, NY                                   Term expires October, 2006           Progress Investment
                                                                                    Management Company (2001 -
                                                                                    present); Chief Investment
                                                                                    Officer - New York City
                                                                                    Comptroller's Office
                                                                                    (1993-2001)
------------------------------------------------------------------------------------------------------------------------------------
Arthur Lynch (47 )        Director             Director since November, 1998        Chief Financial Officer -       N/A
Glendale, AZ                                   Term expires October, 2006           City of Glendale, Arizona
                                                                                    (1985-present)
------------------------------------------------------------------------------------------------------------------------------------
Eddie N. Moore, Jr. (54)  Director             Director since November 1998         President -Virginia State       Director -
Petersburg, VA                                 Term expires October 2004            University (1993-present)       Universal
                                                                                                                    Corporation
                                                                                                                    (2000-present)
------------------------------------------------------------------------------------------------------------------------------------
Peter Meenan (60)         Director             Director since December, 2001        President and CEO Babson -      N/A
Concord, MA                                    Term expires October, 2004           United, Inc., Babson - United
                                                                                    Investment Advisors -
                                                                                    (2000-present); Independent
                                                                                    Consultant - (1999-2000);
                                                                                    Head of Global Funds for
                                                                                    Investment Products &
                                                                                    Distribution Group - Citicorp
                                                                                    (1995-1999)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
Robin Wiessmann *(48)     Director             Director since November, 1998        Principal - Brown, Wiessmann    Director - ICMA
                                               Term expires October, 2004           Group (2001-present)            Retirement
                                                                                    Managing Director- Dain         Corporation from
                                                                                    Rauscher (1999-2001)            January, 1994 to
                                                                                    Founding Principal and          December, 2001,
                                                                                    President - Artemis Capital     Director -
                                                                                    Group, Inc (1990-1998)          Council of
                                                                                                                    Lafayette Women
                                                                                                                    Director - New
                                                                                                                    York City
                                                                                                                    Public/Private
                                                                                                                    Initiatives
                                                                                                                    Corporation
                                                                                                                    Trustee -
                                                                                                                    Citizens Budget
                                                                                                                    Commission of
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE     POSITION(s) HELD     TERM OF OFFICE AND LENGTH OF TIME    PRINCIPAL OCCUPATION(s)         OTHER
                          WITH FUND            SERVED                               DURING PAST 5 YEARS             DIRECTORSHIPS
                                                                                                                    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    New York
------------------------------------------------------------------------------------------------------------------------------------
Howard Tipton*            Director              Director since December, 2001       Chief Administrative Services   Director - ICMA
(65)                                           Term expires  October, 2002          Officer, City of Orlando,       Retirement
                                                                                    Florida, retired 1999           Corporation,
                                                                                    President, Wayne Densch         Director -
                                                                                    Center, Retired 2001            Underwriters
                                                                                                                    Laboratories
------------------------------------------------------------------------------------------------------------------------------------
Girard Miller**(50)       President            Since November, 1998  and will       President and CEO - ICMA        N/A
                                               serve a one year term or until       Retirement Corporation (1993
                                               resignation or removal.              - present); Manager and
                                                                                    President -Vantagepoint
                                                                                    Investment Advisers, LLC
                                                                                    (1999 - present);
                                                                                    President, CEO and Director
                                                                                    - ICMA -RC Services, LLC,
                                                                                    broker-dealer
------------------------------------------------------------------------------------------------------------------------------------
Paul Breault**(54)        Treasurer            Since November, 1998  and will       Senior Vice President/Chief     N/A
                                               serve a one year term or until       Financial Officer, ICMA
                                               resignation or removal               Retirement Corporation (1998
                                                                                    - present); Treasurer -
                                                                                    Vantagepoint Investment
                                                                                    Advisers, LLC (1999 -
                                                                                    present); Treasurer ICMA RC
                                                                                    Services LLC , broker-dealer;
                                                                                    Sr. Vice President/Group
                                                                                    Chief Financial Officer -
                                                                                    Fidelity Investments (1993 -
                                                                                    1997)
------------------------------------------------------------------------------------------------------------------------------------
Paul Gallagher**(42)      Secretary            Since November, 1998  and will       Vice President /Secretary and   N/A
                                               serve a one year term or until       General Counsel - ICMA
                                               resignation or removal               Retirement Corporation (1998
                                                                                    - present); Secretary
                                                                                    -Vantagepoint Investment
                                                                                    Advisers, LLC (1999 present);
                                                                                    Principal/Assistant General
                                                                                    Counsel - The Vanguard Group
                                                                                    (1985-1998)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Wiesmann and Mr. Tipton are considered interested directors because they are or have been directors of ICMA Retirement Corporation (RC). VIA is a wholly-owned subsidiary of RC.

** Mssrs. Miller, Breault, and Gallagher are the executive officers of the Funds and are considered interested persons as defined by the Investment Company Act of 1940.

                                 COMPENSATION

Effective July 1, 2001, the Directors will be paid $1,000 quarterly as a retainer for their services. The Chairman of the Board of Directors will be paid $1,500 as a retainer in recognition of the additional responsibilities and time requirements required of that position. Each Director will receive a meeting fee of $1,000 for each regular meeting attended in person and $500 for each committee meeting or special meeting attended in person. Telephonic attendance is not compensated unless an extensive teleconference is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve quorum. Directors will also be eligible for an annual attendance stipend with a range of $1,000 to $4,000 based on certain attendance standards. To promote continuing board education, attendance at Investment Company Institute seminars and conferences, each Director will be compensated by a $500 attendance fee limited to one per year. The Fund also reimburses each Director for travel and other out-of-pocket expenses incurred. The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2001.

-------------------------------------------------------------------------------------------
               Name of Person                       Aggregate Compensation From Fund
-------------------------------------------------------------------------------------------
             N. Anthony Calhoun                                  $7,500
-------------------------------------------------------------------------------------------
                Donna Gilding                                    $3,000
-------------------------------------------------------------------------------------------
                Arthur Lynch                                     $8,000
-------------------------------------------------------------------------------------------
             Eddie N. Moore, Jr.                                 $6,500
-------------------------------------------------------------------------------------------
                Peter Meenan                                       $0
-------------------------------------------------------------------------------------------
               George Bissell                                    $2,000
      (resigned effective August, 2002)
-------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------
              Robin Wiessmann*                                   $6,000
-------------------------------------------------------------------------------------------
               Howard Tipton*                                    $1,500
-------------------------------------------------------------------------------------------

                     OWNERSHIP OF SHARES BY THE DIRECTORS

The following table represents shares owned by the Directors of each portfolio of the Funds as of December 31, 2001:

------------------------------------------------------------------------------------------------------------------------------
Name of Director                     Dollar Range of Equity Securities in the     Aggregate Dollar Range of Equity
                                     Funds                                        Securities in All  Registered Investment
                                                                                  Companies Owned by Director in Family of
                                                                                  Investment Companies
------------------------------------------------------------------------------------------------------------------------------
N. Anthony Calhoun                                       -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Donna Gilding                                            -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Arthur Lynch                                             -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Eddie N. Moore, Jr.                                      -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Peter Meenan                                             -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Robin Wiessmann*                                         -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------
Howard Tipton*                                           -0-                      Not applicable
------------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, Directors and Officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds.

                           COMMITTEES OF THE BOARD

There are three standing committees of the Board of Directors: Audit Committee, Nominating Committee, and Investment Committee.

The members of the Audit Committee consists of Arthur Lynch, Eddie Moore, Jr. and N. Anthony Calhoun. The Audit Committee operates pursuant to a charter adopted by the Board of Directors. Among the responsibilities of the Audit Committee is to provide an open avenue of communications between financial management, the independent accountants, internal audit, regulatory authorities, and the Board of Directors and overseeing the Funds' accounting and financial reporting practices. The committee meets three times per year or more frequently as circumstances may require including telephonic meetings. The Audit Committee will consider the audit scope and plan with the independent accountants, meet periodically with the independent accountants, and report to the Board of Directors on significant results of the Committee's activities. The Audit Committee met three times during the past fiscal year.

The Nominating Committee consists of all of the Board's Independent Directors. The Committee is responsible for interviewing and considering and nominating candidates for vacancies on the Board. The Nominating Committee met twice during the past fiscal year.

The Investment Committee consists of Donna Gilding, Peter Meenan and N. Anthony Calhoun and is responsible for reviewing the Funds' investment policies and the subadvisers' adherence to these policies and subadviser's performance. The Investment Committee met twice during the past fiscal year.


 DIRECTORS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Each year, the Board of Directors holds a meeting to decide whether to renew the Investment Advisory and Sub-Advisory Agreements ("Agreements") for the upcoming year. In preparation for the meeting, the Directors request and review a wide variety of information about the Adviser and each subadviser. The Directors use this information, as well as other information submitted by other service providers to the Funds, to help them decide whether to renew the Agreements for another year.

Before this year's meeting the Directors requested certain information, and received written materials, relating to the existing Agreements. These materials included information and reports regarding: (a) the quality of the Adviser's and subadviser's investment management and other services; (b) the Adviser's and subadviser's investment management personnel and operations; (c) The process by which the Adviser evaluates, selects, reviews and monitors the subadvisers; (d) the subadviser's brokerage practices (including any soft dollar arrangements); (e) the level of the advisory or subadvisory fees that are charged and a comparison to fees charged to a selected peer group of funds; (f) a Fund's operating expenses compared to a selected peer group of funds; (g) certain profitability information; (h) the Adviser's and subadviser's compliance systems; and (i) a Fund's performance compared with a selected peer group of funds.

At the meeting, representatives of the Adviser presented additional information about it and the subadvisers to the Directors to help the Directors evaluate the reasonableness of the fees paid to both the Adviser and each subadviser and other aspects of the Agreements. The Directors then discussed the materials with the Adviser and discussed the renewal of each Agreement in light of this information.

Based on the Board's deliberations and its evaluation of the information described above, and assisted by the advice of counsel to the Independent Directors and fund counsel, the Directors, including all of the Independent Directors, unanimously agreed to renew the Agreements for another year.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The principal shareholder in the Vantagepoint Funds is VantageTrust (the "VantageTrust"). The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The VantageTrust owns a majority of the outstanding shares of each Fund and is therefore considered a "control" person for purposes of the Investment Company Act of 1940.

In exercising its rights to vote Fund proxies as a shareholder in the Funds, the VantageTrust will vote its shares of the Fund in the same proportion as the instructions that it receives from the Fund's direct shareholders. The VantageTrust may consent to actions permitted to be taken by the Funds' shareholders by written consent without seeking employers' instructions.


                    INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly-owned subsidiary of, and is controlled by the ICMA Retirement Corporation ("RC"), a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. RC has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the Securities and Exchange Commission.

VIA provides investment advisory services to each of the Vantagepoint Funds, including the Model Portfolio Funds, pursuant to a Master Advisory Agreement (the "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund's investments. Additionally, VIA selects the Master Portfolios in which the Index Funds invest and is responsible for the asset allocation for the Model Portfolio Funds. VIA furnishes periodic reports to the Funds' Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreement, the Vantagepoint Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:


                                        ADVISORY FEE
                                        ------------
                 All Funds except
                 the Index Funds             0.10%
                 (including the Model
                 Portfolio Funds)

                 Index Funds                 0.05%

VIA received the following investment advisory fees for the fiscal period ended December 31, 1999 and fiscal years ended December 31, 2000 and 2001:

  ADVISORY FEE PAID                 1999                 2000              2001
  Money Market*                  $   49,099           $   37,613        $   27,008
  Income Preservation                   N/A                  N/A           602,159
  US Government Securities           62,708               70,091           112,865
  Asset Allocation                  816,758            1,046,531           904,974
  Equity Income                     410,089              447,009           581,723
  Growth & Income                   133,407              283,097           387,618
  Growth                          1,985,662            3,515,941         2,902,161
  Aggressive Opportunities          301,479              819,338           796,070
  International                     174,734              325,137           301,016
  Core Bond Index                   107,980              167,026           204,080
  500 Stock Index                    72,566              126,490           118,413
  Broad Market Index                221,418              331,536           253,811
  Mid/Small Company Index             7,240               33,369            29,580
  Overseas Equity Index              17,067               30,079            20,976
  Model Portfolio Savings               N/A                  N/A
  Oriented                                                                 117,935
  Model Portfolio                       N/A                  N/A           253,154
  Conservative Growth
  Model                                 N/A                  N/A           507,803
  Portfolio Traditional
  Growth
  Model Portfolio                       N/A                  N/A           472,003
  Long-Term Growth
  Model Portfolio                       N/A                  N/A            21,412
  All-Equity Growth

* VIA waived $24,715 of its fees for the period ended December 31, 1999, $48,541 of its fee for the fiscal year ended December 31, 2000 and $77,619 of its fees for the fiscal year ended December 31, 2001.

The Income Preservation, Model Portfolio Savings Oriented, Model Portfolio Conservative Growth, Model Portfolio Traditional Growth, Model Portfolio Long-Term Growth and Model Portfolio All-Equity Growth Funds commenced operations on December 4, 2000 and therefore paid no investment advisory or administrative services fees for periods prior to that time.

VIA or its broker-dealer affiliate, ICMA-RC Services LLC, provides all distribution and marketing services for the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, LLC. ("VTA"), also provides certain administrative shareholder support services for the Vantagepoint Funds related to the retirement plans investing in the Funds. VIA or VTA, as the case may be, also provides Fund administration services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VIA or VTA receives asset-based compensation for these administrative services on an annual basis as follows:

                                   FEE FOR               FEE FOR
                              INVESTOR SERVICES       FUND SERVICES
                              -----------------       -------------
          All Funds except
          the Index Funds
          (including
          underlying Funds
          of the Model
          Portfolio Funds)           0.20%                0.15%


          Index Funds
          Class I                    0.15%                0.15%
          Class II                   0.05%                0.05%

VIA or VTA received the following fees for administrative services for the fiscal period ended December 31, 1999 and fiscal years ended December 31, 2000 and 2001:

AMOUNT RECEIVED                      1999            2000                  2001
Money Market                   $     171,166     $   301,540          $    366,194
Income Preservation                      N/A             N/A             1,207,228
US Government Securities             218,386         245,319               395,028
Asset Allocation                   2,845,926       3,662,859             3,167,410
Equity Income                      1,428,709       1,564,532             2,036,030
Growth & Income                      465,427         990,839             1,356,662
Growth                             7,155,685      12,305,795            10,157,564
Aggressive Opportunities           1,051,232       2,867,682             2,786,244
International                        613,774       1,147,931             1,058,408
Core Bond Index                      585,974         869,710             1,027,946
500 Stock Index                      316,074         486,164               430,603
Broad Market Index                 1,153,990       1,523,992             1,064,556
Mid/Small Company Index               35,744         142,441               119,679
Overseas Equity Index                 90,539         159,014               108,560
Model Portfolio Savings
Oriented                                N/A              N/A                   N/A
Model Portfolio
Conservative Growth                     N/A              N/A                   N/A
Model Portfolio
Traditional Growth                      N/A              N/A                   N/A
Model Portfolio Long-Term
Growth                                  N/A              N/A                   N/A
Model Portfolio
All-Equity Growth                       N/A              N/A                   N/A

The advisory fee, the fee for investor services, and the fee for Fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The Board of Directors of the Fund, VIA, ICMA-RC Services LLC, the Funds' distributor, and each subadviser has adopted Insider Trading Policies pursuant to Rule 17j-1 under the Investment Company Act of 1940. This policy applies to the personal investing activities of its access persons as defined by Rule 17j-1. The policy is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the policy, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. A copy of these policies are on file with the SEC and available to the public.

The day-to-day management of each Fund rests with one or more subadvisers hired by the Funds with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division, headed by Senior Vice President and Chief Investment Officer John Tobey ,CFA, reporting directly to Girard Miller,CFA , President of VIA. The following tables identify each Subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal period ended December 31, 1999 and fiscal years ended December 31, 2000 and 2001 are set forth below. The Income Preservation Fund commenced operations on December 4, 2000 and therefore paid no fees for the periods prior to that time. The Model Portfolio All-Equity Growth, Model Portfolio Long-Term Growth, Model Portfolio Traditional Growth, Model Portfolio Conservative Growth and Model Portfolio Savings Oriented Funds do not have subadviser fees.

                                   SUBADVISERS

The following firms currently serve as subadvisers:

MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, Massachusetts 02116 serves as subadviser to the Aggressive Opportunities Fund. MFS is a wholly-owned subsidiary or Massachusetts Financial Services Company and is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, which is owned by Sun Life Financial Services of Canada, Inc., a publicly-traded company.

Roxbury Capital Management, LLC, 100 Wilshire Blvd., Santa, Monica, California serves as subadviser to the Aggressive Opportunities Fund. Roxbury Capital Management is a California corporation founded in 1986. Roxbury Capital Management transferred all of its assets in 1998 to Roxbury Capital Management, LLC, which is jointly owned by employees and WT Investments, Inc. a subsidiary of Wilmington Trust Company.

TCW Investment Management Company, 200 Park Avenue, New York, New York 10166 serves as subadviser to the Aggressive Opportunities and Growth Funds. TCW is a wholly-owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Societe Generale Asset Management, S.A. is a wholly-owned subsidiary of Societe Generale, S.A., a publicly held financial firm headquartered in Paris, France.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071 serves as subadviser to the International and Growth & Income Fund. Capital Guardian Trust Company is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies,Inc.

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10020, serves as subadviser to the International Fund. Lazard Asset Management is a division of Lazard Freres & Co. LLC, a registered investment adviser and member of the New York, American and Chicago Stock Exchanges.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 serves as subadviser to the International Fund. The company is a wholly-owned subsidiary of T. Rowe Price Associates and is the successor to Rowe Price-Fleming International.

Atlanta Capital Management Company, LLC, 1349 West Peachtree Street, Atlanta, Georgia 30309 serves as subadviser to the Growth Fund. Atlanta Capital Management Company, LLC is a majority-owned subsidiary of Eaton Vance Corp.

Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, California 94105 serves as subadviser to the Growth Fund. Barclays is a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") a limited-purpose national bank. BGI is a majority-owned indirect subsidiary of Barclays Bank PLC, which in turn is wholly-owned by Barclays PLC, a publicly listed holding company based in London, England.

Brown Capital Management, 1201 North Calvert Street, Baltimore, Maryland 21202 serves as subadviser to the Growth Fund. Brown Capital Management is controlled by its founder and president, Eddie C. Brown.


Fidelity Management and Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts serves as subadviser to the Growth Fund. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. (FMRC) pursuant to which FMRC has primary responsibility for choosing investments for the Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Tukman Capital Management, 60 E. Sir Francis Drake Blvd., Larkspur, California 94939 serves as subadviser to the Growth Fund. Tukman Capital Management is controlled by its President, Melvin Tukman.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 serves as subadviser to the Growth & Income and Equity Income Funds. T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a holding company listed on the Nasdaq National Market.

Wellington Management Company,LLP, 75 State Street, Boston, Massachusetts 02109 serves as subadviser to the Growth & Income and Income Preservation Funds. Wellington Management Company is a Massachusetts limited liability partnership.


Barrow, Hanley, Mewhinney & Strauss, Inc., 3232 McKinney Avenue, Dallas, Texas 75204 serves as subadviser to the Equity Income Fund. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc.

Southeastern Asset Management, 6410 Poplar Avenue, Memphis, Tennessee 38119 serves as subadviser to the Equity Income Fund. Southeastern is wholly owned by its employees.

Mellon Capital Management, 595 Market Street, San Francisco, California 94105 serves as subadviser to the Asset Allocation Fund. Mellon is a wholly-owned , indirect subsidiary of Mellon Financial Corporation, a bank holding company.

Payden & Rygel, 333 So. Grand Avenue, Los Angeles, California 90071 serves as subadviser to the Income Preservation Fund. The firm is a privately held independent investment management organization owned by nine senior employees who are actively involved in the day-to-day operations of the firm.

Pacific Investment Management Company LLC (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660 serves as subadvisor to the Income Preservation Fund. PIMCO is a wholly-owned subsidiary of of Pacific Life Insurance Company serves as subadviser to the Income Preservation Fund. Allianz A.G. indirectly holds a controlling interest in PIMCO.

Seix Investment Advisers, 300 Tice Blvd., Woodcliff Lake, New Jersey 07675 serves as subadviser to the US Government Securities Fund. Seix is controlled by its chairman and founder, Christina Seix.

The following represents fees paid to the various subadvisers;

             FUND/SUBADVISER                    ASSETS MANAGED       FEE       AMOUNT PAID    AMOUNT PAID FOR    AMOUNT PAID FOR
                                                                                FOR PERIOD         PERIOD             PERIOD
                                                                                  ENDED            ENDED              ENDED
                                                                              DEC. 31, 1999    DEC. 31, 2000      DEC. 31, 2001
MONEY MARKET FUND

AIM Advisors, Inc. (adviser to AIM Short-Term                       0.12%         N/A -             N/A                N/A
   Investment Co. Liquid Asset Portfolio)       Flat fee                      amount
                                                                              deducted from
                                                                              the daily
                                                                              dividend
                                                                              factor

INCOME PRESERVATION FUND

Subadviser
Pacific Investment Management Company, LLC      Flat fee            0.25%          N/A              N/A             $239,330

Payden & Rygel Investment Counsel               First $200 million  0.10%          N/A              N/A             $141,553
                                                Next $100 million   0.09%          N/A              N/A
                                                Over $300 million   0.08%          N/A              N/A

Wellington Management Company, LLP              First $100 million  0.25%          N/A              N/A             $230,479
                                                Over $100 million   0.15%

             FUND/SUBADVISER                    ASSETS MANAGED          FEE      AMOUNT PAID    AMOUNT PAID FOR    AMOUNT PAID FOR
                                                                                  FOR PERIOD         PERIOD             PERIOD
                                                                                    ENDED            ENDED              ENDED
                                                                                DEC. 31, 1999    DEC. 31, 2000      DEC. 31, 2001
US GOVERNMENT SECURITIES FUND

Subadviser
Seix Investment Advisors, Inc.                  First $150 million     0.10%     $ 75,600(+)       $96,361(+)        $113,097(+)
(+) Reflects higher fee schedule in place       Next  $150 million     0.08%
   prior to July 1, 2001


ASSET ALLOCATION FUND(1)

Subadviser
Avatar Investors Associates Corp.               First $250 million     0.25%      $ 831,145        $1,175,669         $301,337
                                                Next  $250 million     0.20%
                                                Over  $500 million     0.18%

Mellon Capital Management                       First $200 million    0.375%      $ 978,777        $1,051,216        $2,147,052
                                                Next  $300 million     0.20%
                                                Over $500 million      0.15%

Payden & Rygel Investment Counsel               First $200 million     0.10%      $ 233,511         $233,882          $165,796
                                                Next  $100 million     0.09%
                                                Over  $300 million     0.08%

Wilshire Asset Management                       First $100 million     0.04%       $ 83,037         $127,916          $106,647
                                                Next  $400 million     0.02%
                                                Over  $500 million     0.01%

(1) Avatar, Payden and Rygel, and Wilshire no longer serve as subadvisers to the Asset Allocation Fund.

EQUITY INCOME FUND(2)

Subadviser
Barrow, Hanley, Mewhinney
& Strauss, Inc.                                 First $10 million      0.75%         $ 84,858         $461,231          $558,509
                                                Next  $15 million      0.50%
                                                Next  $175 million     0.25%
                                                Next  $600 million     0.20%
                                                Next  $200 million     0.15%
                                                Over  $1 billion       0.13%

Southeastern Asset Management, Inc.             First $50 million      0.75%           N/A              N/A             $940,752
                                                Over $50 million       0.50%

T. Rowe Price Associates, Inc.                  First $500 million     0.40%        $ 119,840         $599,230          $741,584
                                                Over  $500 million    0.375%


(2) Crawford Investments and Newell Associates served as subadvisers to the Equity Income Fund until July 28, 1999 and received $220,502 and $287,436 respectively in subadvisory fees for the period
    March 1, 1999 to July 28, 1999. Wellington
    Management served as a subadviser to the Fund until December 13, 2000 and Received a fee of $90,361 for the period ended December 31, 1999 and $474,764 For the period from January 1, 2000 to
    December 13, 2000. Southeastern Asset Management began serving as subadviser to the Equity Income
    Fund on December 14, 2000.

GROWTH & INCOME FUND(3)

Subadviser
Capital Guardian Trust Company                  First $25 million      0.55%*        $ 188,689        $321,171          $375,201
                                                Next  $25 million       0.40%
                                                Over  $50 million      0.225%
                                                * Minimum fee of
                                                $167,500 payable to
                                                Capital Guardian




FUND/SUBADVISER                               ASSETS MANAGED          FEE       AMOUNT PAID      AMOUNT PAID
                                                                                FOR PERIOD       FOR PERIOD      AMOUNT PAID FOR
                                                                                   ENDED            ENDED          PERIOD ENDED
                                                                               DEC. 31, 1999    DEC. 31, 2000     DEC. 31, 2001
T. Rowe Price Associates, Inc.              First $500 million      0.400%          N/A               N/A            $181,147
                                            Over  $500 million      0.375%

Wellington Management Company, LLP          First $50 million        0.40%          N/A             $167,566         $429,433
                                            Next $50 million         0.30%
                                            Over $100 million        0.25%


(3) Putnam Investment Management, Inc. served as subadviser to the Fund from January 1, 2001 to May
    18, 2001 and received $354,685 as compensation for that period. Putnam Investment Management, Inc.
    received $213,438 and $287,574 for the fiscal periods ended December 31, 1999 and 2000 respectively. T. Rowe Price Associates began serving as subadviser to the Growth and Income
    Fund on May 21, 2001.



GROWTH FUND(4)

Subadviser
Atlanta Capital Management Company, LLC      First $100 million      0.45%          N/A             $514,226        $1,151,312
                                              Next $200 million      0.35%
                                              Next $200 million      0.30%
                                              Over $500 million      0.25%

Barclays Global Fund Advisors                  First $1 billion     0.015%       $24,810(+)         $221,601         $136,210
                                                Over $1 billion     0.010%

Brown Capital Management, Inc.                First $50 million      0.50%          N/A            $1,101,837       $1,029,863
                                               Next $50 million      0.40%
                                              Next $100 million      0.30%
                                              Next $300 million      0.25%
                                              Over $500 million      0.20%

FMR                                          First  $25 million      0.80%     $1,255,100(++)      $5,344,576       $4,709,323
                                               Over $25 million      0.60%

TCW Investment Management Company            First $400 million      0.40%          N/A         $3,400,197(+++)  $3,011,314(+++)
                                              Next $400 million      0.36%
                                              Over  $800million     0.324%


Tukman Capital Management, Inc.              Flat fee                0.50%          N/A            $1,623,511       $1,659,265



(4) Cadence Capital Management, Neuberger & Berman LLC and Fidelity Management Trust Company also served as subadvisers to the Growth Fund until September
    30, 1999 and received $1,019,044, $290,681 and
    $471,539 in subadvisory fees, respectively for the period March 1, 1999 to September 30, 1999.*
    William Blair & Company, LLC served as subadviser to the Fund until May 8, 2000 and was paid a fee of $890,609 for the period March 1, 1999 to December 31, 1999.

(+) Reflects higher fee schedule in place prior to October 1, 2000.
(++) Reflects lower fee schedule in place prior to April 1, 2000.
(+++) Reflects higher fee schedule prior to October, 2001


AGGRESSIVE OPPORTUNITIES FUND(5)

Subadviser
First Pacific Advisors, Inc.(5)              First $100 million      0.80%       $ 639,257         $1,808,939          $998,546
                                             Over $100 million       0.75%

FUND/SUBADVISER                       ASSETS MANAGED         FEE        AMOUNT PAID       AMOUNT PAID FOR     AMOUNT PAID FOR
                                                                        FOR PERIOD             PERIOD              PERIOD
                                                                           ENDED               ENDED               ENDED
                                                                       DEC. 31, 1999       DEC. 31, 2000       DEC. 31, 2001
MFS Institutional Advisors, Inc.   Flat fee                0.675%            $ 634,124         $1,286,306        $2,642,792

Roxbury Capital Management(5)      First $20 million        0.75%               N/A                N/A             $505,671
                                   Next $130 million        0.65%
                                   Next $100 million        0.60%
                                   Over $250 million        0.55%

TCW Investment Management Company  Flat fee                 0.63%         $ 626,419(+)         $1,795,749(+)     $1,803,306(+)
Fees reflect higher fees
approved by the Board of
Directors during fiscal year 2001
(5)  Roxbury Capital Management
became a sub-
       adviser to the Aggressive
Opportunities   Fund in March,
2001.  First Pacific Advisors,
Inc. no longer serves as a
subadviser to the Fund.
(+) Reflects higher fee schedule
  prior       to October 1, 2001

INTERNATIONAL FUND

Subadviser
Capital Guardian Trust Company     First $25 Million       0.75%*           $  254,792           $519,162          $506.288
                                   Next  $25 Million        0.60%
                                   Next  $200 Million      0.425%
                                   Next  $250 Million      0.375%
                                   *Minimum Fee of
                                   $337,500
                                   Payable to Capital
                                   Guardian

Lazard Asset Management            First $100 million       0.50%            $ 231,876           $516,205          $510,996
                                   Over  $100 million       0.40%

T. Rowe Price International, Inc.  First $20 Million        0.75%            $ 130,239           $752,875          $585,814
                                   Next  $30 Million        0.60%
                                   Over  $50 Million        0.50%


                                   INDEX FUNDS (BARCLAYS)

                                                                       ADVISORY AND
                                                                      ADMINISTRATIVE
                                                                           FEES             1999         2000       2001
                                                                   -------------------      ----         ----       ----
                                  Core Bond Index Fund                     0.08%           $172,231    $270,272     $334,036

                                  500 Stock Index Fund                     0.05%           $ 71,073    $125,897     $118,462

                                  Broad Market Index Fund                  0.08%**         $357,301    $502,833     $402,716

                                  Mid/Small Company Index                  0.10%           $ 14,403    $ 56,383     $58,839

                                  Overseas Equity Index            First $1 Billion 0.25%  $ 21,557    $135,057     $104,029
                                                                   Over $1 Billion  0.17%


Information on the advisory services provided by each Subadviser and services provided by Barclays for each Fund can be found in the Prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks."

**Barclays is entitled to receive monthly fees at the annual rate of 0.01% of the average daily net assets of the U.S. Equity Master Portfolio, 0.08% of the average daily net assets of the Extended Index Portfolio and 0.05% of the average daily net assets of the S&P 500

Index Portfolio as compensation for its advisory services. The Master Portfolio bears its pro rata share of the advisory fees of the Underlying Portfolios. Based on these fee levels and the expected allocation of assets between the two Underlying Master Portfolios, the advisory fees payable to Barclays by the Master Portfolio on a combined basis will be approximately 0.08% of the average daily net assets of the Master Portfolio. From time to time, Barclays may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

MIP and Barclays each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Master Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means: (i) a director, trustee or officer of a Master Portfolio or investment adviser; (ii) any employee of a Master Portfolio or investment adviser (or any company in a control relationship to a Master Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Master Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Master Portfolio or investment adviser who obtains information concerning recommendations made to a Master Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Master Portfolio. The codes of ethics for MIP and Barclays are on public file with, and are available from, the SEC.


                       PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth and Income Fund, and the Equity Income Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and used to reduce the operating expenses of those Funds. Participation in the program is voluntary and VIA receives no benefit from the recaptured commissions. The following tables represent the total brokerage commissions paid transactions and commissions paid for the fiscal period ended December 31, 1999 and for the fiscal years ended December 31, 2000 and 2001 plus the total brokerage paid as a part of the above described commission recapture program for the fiscal year ended 2001:

                                                 TOTAL BROKERAGE COMMISSIONS
                                               1999            2000           2001
                       Aggressive            $  385,476      $  687,552      $1,843,037
                       Opportunities
                       International            240,532         598,242         516,438
                       Growth                 5,540,732       2,538,845       1,950,047
                       Growth & Income          179,678         478,829         494,766
                       Equity Income           1,093,63         919,488         677,005
                       Asset Allocation         104,539         118,719         150,206
                       Total                 $7,544,593      $5,341,675      $5,631,499

Total brokerage paid as part of the commission recapture program for the fiscal year 2001:

         Equity Income Fund                 $145,943          Growth Fund               $305,163
         Growth and Income Fund             $161,110          International Fund        $146,825
         Aggressive Opportunities Fund      $598,029          Total                     $1,357,071

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Model Portfolio Funds - which do not have subadvisers). The agreements direct the subadvisers to use best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds.

In placing Fund transactions, each subadviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission cost and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition,to agency transactions, the Subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

With respect to the Index Funds, Barclays assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to interest holders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, are likely to result in comparatively greater brokerage expenses and additional tax liabilities. Barclays may from time to time execute trades on behalf of and for the account of the Master Portfolios with brokers or dealers that are affiliated with Barclays.

One or more of the subadvisers may aggregate sale and purchase orders from the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a Subadviser's clients are entered at approximately the same time on any day are executed at different prices, the Subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for each of the clients for whom such orders were executed.

The Vantagepoint Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Vantagepoint Funds receive dividends and interest on the loaned securities. Lending fees received in the Vantagepoint Funds account are used to reduce overall custodial expenses in the Funds from which the loaned securities originated.


                       CAPITAL STOCK AND OTHER SECURITIES

The Vantagepoint Funds is an open-end diversified management investment company organized as a Delaware business trust. As an open-end company, the Vantagepoint Funds continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. Class I shares are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through VantageTrust containing assets of less than $30 million. Class II shares are open (i) to qualifying public sector employee benefit plans that invest directly in the Funds and have qualifying assets in excess of $40 million with an average participant balance of at least $40 thousand and (ii) public sector employee benefit plans that invest indirectly in the Funds through VantageTrust and have qualifying assets in excess of $30 million so invested. Other plans with average account balance requirements or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASES

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.


REDEMPTIONS

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions." The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed or trading on the exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.


CERTAIN REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE

A signature guarantee is designed to protect you against fraud and may be required by The Vantagepoint Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:


*    The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

*    The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

*    Proceeds are to be wired to a bank account that was not pre-designated; and

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and

Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

SPECIAL INFORMATION ABOUT IRA REDEMPTIONS

As described in the Prospectus, a transaction fee of 2% may be applied to the value of amounts withdrawn from the Income Preservation Fund by IRA investors, but only during certain periods and under certain conditions (see "Fees and Expenses of the Funds"). The transaction fee will not be applied to "qualified" IRA withdrawals as described below.

Examples of "qualified" IRA withdrawals are:

* Distributions made on or after the date on which the IRA owner attains age 59 1/2

* Distributions made to a beneficiary or to the IRA owner's estate on or after the IRA owner's death

*    Distributions made as a result of an IRA owner becoming disabled

* Direct trustee to trustee transfers and conversions of traditional IRAs to Roth IRAs where the IRA owner continues the investment of the transferred amount in the Fund

It is important that a shareholder consult a tax advisor regarding the terms, conditions and tax consequences of any IRA withdrawals.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a withdrawal/distribution from such a plan may have adverse tax consequences. A shareholder contemplating such a withdrawal/distribution should consult his or her tax advisor. Other shareholders should consider the tax consequences of any redemption and consult their tax advisor.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.


                              TAXATION OF THE FUND

The Vantagepoint Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which would cause the ordinary income (which includes short-term capital gains) and net long-term capital gains of the Fund to "pass through" to the shareholders for federal income and capital gains tax purposes. Failure to qualify for Subchapter M status could result in federal income and capital gains taxes being assessed at the Fund level, which would reduce Fund returns correspondingly.

                         CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund and the Income Preservation Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under SEC rules, Funds advertising performance must include total return quotes calculated according to the following formula:

                                        n
                                P(1+T)     = ERV

         Where:      P =        a hypothetical initial payment of $1,000;

                     T =        Average annual total return;
                     n =        Number of years (1, 5 or 10); and

                     ERV =      Ending redeemable value of a hypothetical
                                $1,000 payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods (or Fractional portion thereof).


Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Fund's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The total returns for each Fund for the periods ending through December 31, 2001 were:

                                                                            Since
                                                               1 Year     Inception
                                                               ------     ---------
                     Money Market                                3.7%       4.8%(+)
                     Income Preservation                         5.2%       5.3%(+)
                     US Government Securities                    7.4%       6.5%(+)
                     Asset Allocation                           -5.4%       0.7%(+)
                     Equity Income                               2.9%       5.2%(+)
                     Growth & Income                            -4.8%       7.4%(+)
                     Growth                                    -15.2%       5.3%(+)
                     Aggressive Opportunities                  -13.8%       9.0%(+)
                     International Fund                        -20.2%      -1.1%(+)
                     Core Bond Index Class I                     8.5%      6.5% (+)
                     500 Stock Index Class I                   -12.3%      1.92%(+)
                     Broad Market Index Class I                -11.9%       0.9%(+)
                     Mid/Small Company Index Class I            -9.9%       2.8%(+)
                     Overseas Equity Index Class I             -21.8%     -5.1%(++)
                     Model Portfolio Savings Oriented            2.8%      4.0%(++)
                     Model Portfolio Conservative Growth         0.1%      1.8%(++)
                     Model Portfolio Traditional Growth         -3.6%    -1.20%(++)
                     Model Portfolio Long-Term Growth           -7.2%      3.9%(++)
                     Model Portfolio All Equity Growth         -11.1%      7.5%(++)

                     (+) Inception March 1, 1999
                     (++) Inception December 4, 2000

The total returns Class II shares of the Index Funds for the periods ending December 31,2001were:

                    Core Bond Index Class II                    8.7%       6.9%(+)
                    500 Stock Index Class II                  -12.2%      -3.3%(+)
                    Broad Market Index Class II               -11.7%      -2.3%(+)
                    Mid/Small Company Index Class II           -9.7%       1.6%(+)
                    Overseas Equity Index Class II            -21.6%      -6.6%(+)

                    (+) Inception April 5, 1999


In addition to the total return quotations discussed above, a Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                     YIELD =       [2(a-b + 1) 6- 1]
                                   -----------------
                                         [cd]

    Where:     a =    dividends and interest earned during the period;

               b =    expenses accrued for the period (net of reimbursements);

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

               d = the maximum offering price per share on the last day of the period.


Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the "a" Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Fund's portfolio (assuming a month of thirty days), and
(iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.


The 30-day yield as of December 31, 2001 for the following Funds was:

                      Core Bond Class I              4.88%
                      Core Bond Class II             5.10%
                      US Government Securities       3.47%

The annualized current yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The annualized effective yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The current and effective 7-day yield as of December 31, 2001 for the Money Market Fund was 1.48% and 1.49%, respectively and for the Income Preservation Fund was 4.36% and 4.45%, respectively.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages may not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.


               LEGAL COUNSEL, INDEPENDENT ACCOUNTANTS & CUSTODIAN.

     Crowell & Moring LLP, Washington, D.C. serves as legal counsel to The Vantagepoint Funds. Deloitte & Touche LLP 200 Berkley Street, Boston, Massachusetts, serves as independent accountants. Investors Bank & Trust, 200 Clarendon Street, Boston, Massachusetts serves as custodian.


                              FINANCIAL STATEMENTS

     The Funds' financial statements for the fiscal year ended December 31, 2001, including notes thereto and the report of Deloitte & Touche LLP are incorporated by reference into this SAI. A copy of the Funds' Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this SAI.

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.